UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN THE PROXY STATEMENT

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Cinemark Holdings, Inc.

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NOTICE OF 2026 ANNUAL SHAREHOLDER MEETING & PROXY STATEMENT

CINEMARK

LETTER FROM OUR PRESIDENT AND CEO

Dear Fellow Stockholders:

The many actions we have taken to enhance the experiences we create for our guests, build our audiences, activate new sources of revenue generation, and elevate our operating sophistication once again drove solid, outperforming results in 2025. On a film slate that was softer than anticipated, we attained numerous record-high achievements across box office performance, premium formats, consumer loyalty engagement, and concession sales. We also further strengthened our financial position, extended our competitive advantages, and continued advancing our varied strategic initiatives to promote Cinemark’s ongoing success.

During the year, we entertained 193 million guests and once again delivered year-over-year box office results that exceeded industry performance, which was boosted by our continued market share gains. We generated a post-pandemic record $3.1 billion of revenue and delivered $578 million of Adjusted EBITDA with an 18.6% Adjusted EBITDA margin.

2025 was a pivotal year for Cinemark as we fully retired our remaining pandemic‑related debt while at the same time strategically investing $219 million of capital expenditures in theater preservation and enhancement projects to sustain a high-quality circuit. Furthermore, our strong cash position and free cash flow generation enabled us to return $315 million to shareholders through dividends and share repurchases.

Our results are the byproduct of extraordinary perseverance, ingenuity, and execution by our sensational Cinemark team, strategic guidance and oversight of our highly experienced Board of Directors, and the benefits we are deriving from years of disciplined investments and operating advancements. Looking ahead, we believe Cinemark is set up for success and uniquely positioned within our industry as we continue to operate within a dynamic and evolving media and entertainment landscape. We look forward to a compelling film slate in 2026, as well as a multitude of opportunities that are fully within our control to create incremental value for our customers, partners, and shareholders.

Thank you for continued support and we invite you to join us at our 2026 Annual Meeting of Stockholders at 3800 Dallas Parkway, Plano, Texas 75093 on May 14, 2026.

YOUR VOTE IS VERY IMPORTANT TO US.

Whether or not you plan to attend the Annual Meeting, I urge you to please cast your vote as soon as possible via the internet, telephone or mail.

Sincerely,

Sean Gamble
President and Chief Executive Officer

* Cinemark has presented supplemental non-GAAP financial measures as part of this Proxy Statement. Definitions of each non-GAAP measure and a reconciliation of each non-GAAP financial measure with the most comparable GAAP measure are set forth in Annex A. The non-GAAP financial measures presented in this Proxy Statement should not be considered as alternative measures for the most directly-comparable GAAP financial measures. The non-GAAP financial measures presented in this Proxy Statement are used by management to monitor the financial performance of the business, inform business decision-making and forecast future results.

Notice of Annual Meeting

of Stockholders

DATE & TIME Thursday, May 14, 2026 8:30 am CDT	PLACE Cinemark West Plano & XD Theater 3800 Dallas Parkway Plano, Texas 75093

RECORD DATE

All stockholders of record of the Company’s common stock at the close of business on March 19, 2026, are entitled to vote at the meeting and any postponements or adjournments of the meeting.

Voting Matters

		Board’s Recommendation	Page Reference

1	Election of Class I directors, each for a term that expires in 2029.	FOR each nominee	Page 7
6
2	Advisory vote to approve compensation of named executive officers.	FOR	Page 30

3	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm.	FOR	Page 54

We are holding our 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

You will be able to attend the Annual Meeting in person and vote your shares. Even if you do not attend the Annual Meeting, it is important that your shares are represented. Therefore, we urge you to promptly vote and submit your proxy before the Annual Meeting.

By order of the Board of Directors,

Michael Cavalier

EVP – General Counsel & Business Affairs, Secretary

VOTING YOUR SHARES

Your vote is important! Please act as soon as possible to vote your shares, even if you plan to attend the Annual Meeting in person. If you are a beneficial stockholder, your broker will NOT be able to vote your shares with respect to the election of directors and most of the other matters presented during the meeting unless you have given your broker specific instructions to do so. Stockholders of record can vote by:

TELEPHONE 1.866.503.2691
INTERNET www.proxypush.com/cnk
MAIL Return the signed proxy card.

ATTEND THE ANNUAL MEETING

You may attend the Annual Meeting in person or vote your shares electronically at the website listed below using the control number included in your Notice of Internet Availability of Proxy Materials ("Notice") on your proxy card or on any additional voting instructions accompanying these proxy materials.

This Notice will first be sent to stockholders, and this proxy statement and the form of proxy relating to our 2026 Annual Meeting will first be made available to stockholders, on or about April 1, 2026. In accordance with SEC rules, the website www.proxypush.com/cnk provides complete anonymity with respect to stockholders accessing the website.

LOGISTICS

•
The Annual Meeting will begin at approximately 8:30 a.m. Central Daylight Time, with registration opening at 8:15 a.m., on Thursday, May 14, 2026.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 2

Table of Contents

2025 Performance Highlights	4	Short-Term Performance-Based Incentive Awards	35
Proxy Summary	6	Annual Equity Incentive Awards	38
Item 1: Election of Directors	6	Compensation-Setting Process	39
Item 2: Advisory Vote to Approve Compensation of		Competitive Market Positioning	39
Named Executive Officers	6	Additional Compensation Practices	39
Item 3: Ratification of Accounting Firm	7	Compensation Committee Report	41
Corporate Governance	7	Executive Compensation	41
Item 1: Election of Class I Directors	7	Grants of Plan-Based Awards in 2025	42
Board Composition	8	Outstanding Equity Awards at Fiscal Year-End 2025	43
Director Qualifications and Experience	9	Stock Option Exercises and Stock Vested in 2025	43
Class I Director Nominees	10	Employment Agreements	44
Class II Directors	14	Potential Payments upon Termination by Us
Class III Directors	17	without cause or by Executive for Good Reason	46
Board Succession Planning	21	Potential Payments upon Termination for Cause	47
Identifying and Evaluating Director Nominees	21	Potential Payments upon Termination due to
Annual Board Assessment	21	Change in Control	47
Director Development and Engagement	21	Potential Payments upon Termination due to Death
Board Structure	22	or Disability	48
Independent Non-Executive Chairman	22	Securities Authorized for Issuance under Equity
Separation of Chairman and CEO Roles	22	Compensation Plans	49
Board Independence	22	CEO Pay Ratio	49
Board Committees	23	Pay versus Performance Table	50
Audit Committee	23	Measures for Determining NEO Pay	51
Governance Committee	24	Delinquent Section 16(A) Reports	52
Compensation Committee	25	Security Ownership of Certain Beneficial Owners
Strategic Planning Committee	25	and Management	52
Compensation Committee Interlocks and		Item 3: Ratification of Independent Registered
Insider Participation	26	Public Accounting Firm	54
Meetings and Attendance	26	Audit Committee Report	54
Key Areas of Board Oversight	26	Certain Relationships and Related Party
Strategic	26	Transactions	55
Risk	27	General Information	57
Succession Planning and Talent Development	27	Attending The Annual Meeting	57
Sustainability	27	Voting Procedures	57
Shareholder Engagement	27	Difference Between Stockholder of Record and
Responsiveness to Shareholder Feedback	28	Beneficial Owner	57
Corporate Governance Policies and Charters	28	The Proxy Process	58
Code of Business Conduct and Ethics	28	Change Your Vote	59
Insider Trading Policies and Procedures	28	Deadline for Stockholder Proposals and
Stockholder Communications with the Board	28	Stockholder Director Nominations	59
Director Compensation	29
Executive Compensation	30
Item 2: Advisory Vote to Approve Compensation of Named Executive Officers	30
Compensation Discussion and Analysis	30	Additional Information	61
Our Compensation Philosophy	30	Stockholders Sharing a Common Address	61
Named Executive Officers	31	Incorporation by Reference	61
Compensation Practices	31
Pay Practices We Utilize	32
Pay Practices We Avoid	32
Roles and Responsibilities	33
2025 Say-on-Pay Result	33	Annex A: Supplemental Financial Information	A-1
Principal Elements of 2025 Executive Compensation	34
Base Salary	34

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 3

2025 PERFORMANCE Highlights

Cinemark delivered another strong year in 2025, reflecting our team’s consistent ability to deliver valued and compelling entertainment for our guests and execute within a fluid and evolving operating environment. Our performance underscores the significant agility, customer loyalty, and competitive strengths we have developed over time.

Guided by our mission to create unmatched, larger‑than‑life experiences that cannot be replicated at home or anywhere else, we have continued to actively invest in our theaters, technologies, food and beverage offerings, guest service practices, and operating capabilities. At the same time, we have remained focused on diversifying revenue streams, increasing productivity, optimizing our circuit, and maintaining financial discipline. Together, these actions have provided Cinemark many distinctive advantages and positioned us well for ongoing market leadership and long-term value creation.

During 2025, our top priorities, investments, and associated accomplishments included:

Capitalize on Content Resurgence

•
Entertained 193 million moviegoers across our global footprint throughout 14 countries.
•
Achieved our highest post-pandemic revenue of $3.1 billion by actively pursuing opportunities to engage consumers, build audiences and grow ancillary sales.
•
Delivered $578 million of Adjusted EBITDA with a solid 18.6% Adjusted EBITDA margin.
•
Generated strong $177 million of free cash flow and maintained a disciplined financial position, enabling the return of $315 million to shareholders through dividends and share repurchases.
•
Produced our highest-grossing domestic box office results since the onset of the pandemic, exceeding our previous high-water mark in 2023; surpassed year-over-year North American industry performance by 170 basis points, extending our outperformance trend to 15 of the past 17 years.
•
Sustained and expanded our market share gains versus pre-pandemic levels by more than 150 basis points in both the U.S. and Latin America, representing the most significant gains among major exhibitors; also maintained the highest attendance per screen among publicly reported peers.
•
Reported all-time high revenues across all premium offerings, including XD, IMAX, ScreenX, and D-BOX enhanced offerings; premium large format auditoriums drove 14% of our global box office on just 6% of our screens, and D-BOX motion seats generated all-time high sales that grew 40% year-over-year.
•
Advanced our strategic programming capabilities, achieving our highest-ever proceeds generated by alternative content, which accounted for 13% of global box office.
•
Delivered all-time high food and beverage revenue of $1.2 billion; achieved highest-ever food and beverage per caps, domestically and internationally, supported by strongest merchandise sales to-date, record high mobile ordering revenue, and successful enhanced menu offerings.

Position Company for Growth

•
Fully extinguished remaining COVID-related debt.
•
Invested $219 million of capital expenditures to preserve and enhance our global circuit.
•
Continued investing in premium theater amenities to drive growth with accretive returns.
o
Grew our Luxury Lounger reclining seat footprint to 72% of our domestic auditoriums.
o
Further solidified XD as the #1 private-label premium large format in the world; added 7 new auditoriums to reach a total of more than 300 XD auditoriums throughout the U.S. and Latin America.
o
Doubled our 270-degree panoramic ScreenX presence to 12 auditoriums worldwide.
o
Renewed our 16 existing IMAX auditoriums and entered into new agreement to add 4 more screens over next 3 years.
o
Expanded our industry-leading D-BOX motion seat penetration by extending footprint into 119 additional auditoriums with close to 550 global auditoriums now offering this amenity.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 4

•
Extended our multi-year conversion to Barco laser projectors, reaching 22% of our global screens.
•
Launched our first wholly-owned family entertainment concept, Gamescape, combining traditional movie auditoriums with bowling, arcade games, laser tag, and other experiential attractions.
•
Expanded deployment of multi-faceted AI-enabled tools to enhance data-driven analytics, further streamline processes, and accelerate software development.
•
Further advanced showtime optimization capabilities with increased automation and data-driven insights to maximize revenue generation of our screens.
•
Strengthened customer loyalty to Cinemark, with global loyalty program membership growing to more than 27 million members; paid domestic Movie Club subscriptions surpassed 1.45 million, up over 5% year-over-year and 50% vs. 2019, and international loyalty membership grew 20% versus 2024.
•
Significantly expanded our marketing reach, growing our addressable customer base to 33 million moviegoers worldwide while deepening interaction; launched our first‑ever brand campaign and further enhanced our marketing platforms, doubling our social media engagement.
•
Continued ramping e-commerce channels with growth in online ticketing penetration, mobile food and beverage ordering, and third-party delivery.
•
Strengthened employee talent, training, and engagement; awarded USA Today and Forbes Top Workplace accolades.

Maintain Operating Discipline

•
Diligently maintained 99.97% global screen uptime across more than 9 million showtimes.
•
Generated approximately 8 billion impressions through paid and earned media efforts.
•
Continued to earn positive satisfaction ratings from nearly 95% of guests surveyed.
•
Mitigated wage-rate pressure by advancing targeted labor-productivity initiatives and navigating volatility; reduced domestic theater operating window and payroll hours 2% year-over-year in-line with attendance.
•
Actively incorporated data-driven elasticity insights into strategic pricing decisions theater-by-theater to maximize attendance and box office, as well as concessions incidence and sales, without adversely impacting consumer value perception.
•
Further strengthened procurement discipline to unlock incremental cost-saving opportunities while sustaining product and service quality as part of our ongoing efforts to mitigate inflation.
•
Maintained rigorous expense discipline across controllable cost categories, leveraging scale, process improvements, and technology to help offset inflation headwinds while supporting growth initiatives.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 5

pROXY SUMMARY: 2026 Proposals

This summary highlights information contained elsewhere in this proxy statement. You should read the entire proxy statement and our Annual Report on Form 10-K before voting.

ITEM 1	Election of Directors
	The Board recommends a vote FOR each director nominee.	See page 7

Nominee	Independent	Age	Director Since	Committee Membership*
				AC	CC	NGC	SPC

Nancy Loewe	✓	58	2017	✓		✓

Steven Rosenberg	✓	67	2008	✓		✓

Enrique Senior	✓	82	2004				✓

Nina Vaca	✓	54	2014		✓	✓

*AC = Audit Committee	CC = Compensation Committee	NGC = Nominating & Corporate Governance Committee	SPC = Strategic Planning Committee

ITEM 2	Advisory Vote to Approve Compensation of Named Executive Officers
	The Board recommends a vote FOR this proposal.	See page 30

We structure our executive compensation program to attract, motivate, reward and retain high caliber talent who will lead the Company to deliver sustainable profitability and increase our competitive advantage by building a solid foundation for long-term growth while consistently achieving strong near-term results. To appropriately incentivize our key executives to deliver our mission and vision, the Compensation Committee designed an executive compensation program that strongly aligns with the interests of stockholders in creating long-term value by directly linking executive compensation to Company and individual performance.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 6

The mix of pay elements motivates our executives to guide and evolve the Company by offering short-term and long-term incentive awards that are both time and performance-based, each of which aligns the interests of our executives with our stockholders and encourages focus on long-term growth. As illustrated above, a considerable portion of our named executive officers' compensation is “pay-at-risk” with 60% of the target long-term equity incentive in the form of Performance Share Awards.

ITEM 3	Ratification of Independent Registered Public Accounting Firm
	The Board recommends a vote FOR this proposal.	See page 54

The Audit Committee evaluates the independence of Deloitte & Touche LLP and its fees annually. The Board believes the continued retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders.

CORPORATE GOVERNANCE

Item 1: Election of Class I Directors

Our Board is comprised of 11 members, the majority of whom are independent. Board size is determined exclusively by the Board as provided in our Certificate of Incorporation. Our Board consists of three classes of directors, designated as Class I, Class II and Class III. The members of each class are elected to serve a three-year term, with the term of each class ending in successive years.

The term of the current Class I directors, Mses. Loewe and Vaca and Messrs. Rosenberg and Senior expire at the Annual Meeting. All nominees have been recommended by the Nominating and Corporate Governance Committee (“Governance Committee”) and nominated by the Board for re-election at the Annual Meeting.

Mses. Loewe and Vaca and Messrs. Rosenberg and Senior have consented to be nominated for re-election to the Board as a Class I director. If elected, they will serve on the Board for a three-year term expiring on the date of our 2029 annual meeting of stockholders. At this time, we have no reason to believe that any nominee will be unable or unwilling to serve if elected. However, should any of them become unable or unwilling to serve before the Annual Meeting, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

The Board recommends a vote FOR each director nominee.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 7

BOARD COMPOSITION

Director Skills and Qualifications

The nominees and continuing members of the Board bring extensive expertise and a deep understanding of both our industry and the Company. This knowledge enables them to provide the strategic guidance and stability necessary to drive sustainable growth and achieve long-term objectives. The Board’s mix of experience and tenure fosters diverse perspectives and balanced governance, strengthening the Company’s ability to adapt and thrive in a dynamic environment. Recent examples of this leadership include successfully navigating the unprecedented challenges of the COVID-19 pandemic, the 2023 Hollywood labor strikes, ongoing industry transformation and evolving consumer behaviors.

Our nominees and directors also possess broad-based business knowledge, outstanding achievement in their professional careers, a commitment to ethical values, and executive leadership experience. They meet the Company’s articulated director qualifications, including independence, accountability, integrity, sound judgment, and diversity of background. In addition, our nominees and directors have demonstrated experience and expertise across a number of substantive areas relevant to the Company and our industry, such as theater and retail operations; e-commerce; strategic planning; real estate; risk management; legal, compliance and regulatory matters; mergers and acquisitions; and financial strategy. Our Board also reflects a diversity in background, gender, race and age. The following summarizes certain aspects of the Board’s current composition:

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 8

The following matrix provides information regarding the members of our Board, including certain types of skills, experience and attributes that our Board believes are relevant to our business. The matrix does not encompass all of the skills or experience of our directors.

DIRECTOR QUALIFICATIONS AND EXPERIENCE

	Benjamin Chereskin	Kevin Mitchell	Raymond Syufy	Sean Gamble	Nancy Loewe	Steven Rosenberg	Enrique Senior	Nina Vaca	Darcy Antonellis	Carlos Sepulveda	Mark Zoradi

Accounting and Oversight				✓	✓	✓			✓	✓

CEO Experience		✓	✓	✓				✓	✓	✓	✓

Corporate Governance	✓				✓	✓		✓	✓	✓

Executive Experience (Non CEO)	✓				✓	✓	✓

Financial Literacy	✓			✓	✓	✓	✓	✓	✓	✓	✓

Financial Management/ Corporate Finance	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Human Capital Management		✓	✓	✓				✓	✓	✓	✓

Industry Experience		✓	✓	✓			✓		✓		✓

Information Technology and Cybersecurity	✓				✓	✓		✓	✓

Mergers and Acquisitions	✓	✓		✓	✓	✓	✓			✓	✓

Other Public Company Board Service	✓					✓	✓	✓	✓	✓	✓

Risk Management	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Strategic Vision and Planning	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 9

class I director nominees

STANDING FOR ELECTION

Nancy Loewe

Committee Membership:

•
Audit (Chair & Financial Expert)
•
Governance

Director Since: 2017

Age: 58

Education:

MBA, Southern Methodist University

BA, Isenberg School of Management, UMass Amherst

Nominee of:

Board

Key Qualifications

Ms. Loewe is an accomplished financial executive with over three decades of experience in operational financial management, corporate governance and strategy.

Ms. Loewe is an audit committee financial expert, as defined by SEC rules, and is the chair of the Audit Committee.

Professional Highlights

CelLink – provides flex circuits and power delivery for EVs, AI Infrastructure and related industries.

•
Private Co CFO (2022-Present)

Weyerhaeuser Company – one of the world's largest private owners of timberlands

•
Public Co CFO (2021-2022)

Visa, Inc. – a multinational payment card services corporation

•
SVP-Finance (2019-2021)

Kimberly-Clark International – a multinational consumer goods and personal care corporation

•
International CFO (2014-2017)
•
Chief Strategy Officer; Kimberly-Clark Corporation (2012-2014)
•
Corporate Treasurer; Kimberly-Clark Corporation (2011-2013)

Frito Lay North America – a leading manufacturer and marketer of snack foods

•
CFO (2009-2010)

Select Skills

Financial and Accounting – Ms. Loewe brings extensive financial leadership experience from her CFO roles at both private and public companies. She has overseen complex financial reporting, audit processes, internal controls, and capital structure decisions and brings strong financial literacy and disciplined oversight to Cinemark’s Board.

Risk Oversight – With decades of experience in executive finance roles, Ms. Loewe has a demonstrated ability to assess financial and operational risks and implement effective mitigation strategies. Her background in managing large, multi-faceted organizations supports the Board’s oversight of Cinemark’s risk profile as the Company navigates a dynamic consumer and industry environment.

Transaction Experience – Ms. Loewe has played key roles in a broad range of significant corporate activities, including acquisitions, divestitures, spin-offs, capital market transactions, and business transformation initiatives. Her practical execution experience and operational insights provide valuable perspective to the Board as it oversees strategic initiatives and the Company’s long‑term direction.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 10

Steven Rosenberg

Committee Membership:

•
Audit
•
Governance (Chair)

Director Since: 2008

Age: 67

Current Public Company
Boards:

Texas Capital Bancshares, Inc.

(NASDAQ: TCBI) (1999-Present)

Previous Board
Experience:

PRGX Global, Inc.

(NASDAQ: PRGX) (2005-2011)

Reddy Ice (NYSE: FRZ) (1998-2004)

Education:

BA, University of California, Berkeley

Nominee of:

Board

Key Qualifications

Mr. Rosenberg brings a wealth of experience and strategic insight to Cinemark's Board. As the founder and manager of SPR Ventures Inc., and with his extensive background in manufacturing through SPR Packaging LLC, he offers valuable expertise in business operations and investment management that allow him to meaningfully contribute to the Company’s growth and governance.

Mr. Rosenberg has also served on many public company audit committees over the past 35 years.

Mr. Rosenberg is a member of the Audit Committee and chairs the Governance Committee.

Professional Highlights

SPR Ventures Inc. – a private investment company, investing in manufacturing, finance, real estate, private equity and other alternative investments

•
Founder & Manager (1997-Present)

SPR Packaging, LLC – a manufacturer of flexible packaging

•
President US Division (2015-2018) (after acquisition by Grupo Armando Alverez)
•
Founder and CEO (2006-2014)

ConAgra Foods – a manufacturer of private label grocery products

•
President of Arrow Division (1992-1997)

Arrow Industries, Inc. – a manufacturer of private label grocery products

•
Various leadership roles (1980-1992)

Select Skills

Financial and Accounting – Mr. Rosenberg brings strong financial and accounting acumen from his decades of experience leading an investment company. He applies his expertise, along with the industry knowledge gained through his long-standing service on our Board, to support Cinemark’s oversight of capital allocation, financial stewardship and long-term strategic planning. His perspective has been valuable in guiding the Company through periods of both economic uncertainty and growth.

CEO Experience – Mr. Rosenberg has more than four decades of CEO and senior executive leadership experience across manufacturing and consumer products businesses, including substantial involvement in mergers and acquisitions on both the buy-side and sell-side. His leadership background provides valuable insight into organizational management, operational discipline, and strategic decision-making, which informs his guidance to the Company and management team.

Risk Management – Mr. Rosenberg’s extensive experience in business operations and strategic planning enables him to contribute meaningfully to the Board’s risk oversight responsibilities. He provides perspective on financial, operational, and organizational risk management and has supported the Company’s efforts to strengthen risk-mitigation practices, including areas such as cybersecurity and loss prevention.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 11

Enrique Senior

Committee Membership:

•
Strategic Planning

Director Since: 2004

Age: 82

Current Public Company
Boards:

Groupo Televisa S.A.B.

(NYSE: TV) (2000-Present)

Coca-Cola FEMSA, S.A.B de C.V (NYSE: KOF) (2000-Present)

FEMSA (NYSE: FMX) (2000-Present)

Previous Board
Experience:

Univision Communications

(NYSE: UNV) (2012-2020)

Education:

MBA, Harvard Business School

BA, Yale University

Nominee of:

Board

Key Qualifications

Mr. Senior's experience as an investment banker advising high-profile clients in film, media, entertainment and beverage industries, allows him to provide unique insights to guide our Company. Mr. Senior is a highly experienced investment banker with over five decades of expertise in mergers and acquisitions and corporate finance.

Professional Highlights

Allen & Company LLC – a boutique investment bank

•
Managing Director (1972-Present)

Select Skills

Finance and Capital Allocation – With decades of deep financial, transactional, and strategic capital‑markets experience, Mr. Senior has provided informed oversight of the Company’s capital structure, liquidity management, and long‑range financial strategy. Mr. Senior played an instrumental role in guiding the company through its post-pandemic capital recovery plan, including advising on retirement of its convertible notes and associated warrants with minimal dilution to shareholders. His ability to evaluate complex financing alternatives, assess risk‑reward trade‑offs, and anticipate capital‑market dynamics has helped position Cinemark with enhanced financial flexibility.

In addition, Mr. Senior’s experience overseeing major acquisitions, investments, and industry‑shaping transactions provides him with a seasoned perspective on optimizing shareholder returns. His insight into global financial markets and disciplined approach to capital deployment enhances the Board’s oversight of growth initiatives, capital efficiency, and long‑term strategic priorities. Through his financial expertise and demonstrated leadership during periods of industry disruption, Mr. Senior continues to provide indispensable guidance to the Board and management.

Industry Experience – With more than five decades at Allen & Company advising leading media and entertainment companies, including The Coca‑Cola Company, Columbia Pictures, Tri‑Star Pictures, Capital Cities/ABC, and General Electric, Mr. Senior brings significant insight into the dynamics of film distribution, content strategy, and industry evolution. His experience, combined with his long-standing service on Cinemark’s Board, provides valuable perspective on trends shaping the theatrical exhibition industry and helps inform the Company’s strategic decision‑making.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 12

Nina Vaca

Committee Membership:

•
Governance
•
Compensation (Chair)

Director Since: 2014

Age: 54

Previous Board
Experience:

Comerica, Inc.

(NYSE: CMA) (2008-2026)

Kohls, Corp.

(NYSE: KSS) (2010-2019)

Education:

BA, Texas State University

Nominee of:

Board

Key Qualifications

Ms. Vaca is an entrepreneur and CEO of the largest Hispanic-owned global workforce solutions company in North America, serving over twenty percent of the Fortune 100. She serves on the Cinemark Board with a dynamic leadership and strategic growth mind set. Her entrepreneurial spirit and commitment to excellence ensure that Cinemark remains competitive in our ever-evolving industry.

Ms. Vaca serves as chair of the Compensation Committee.

Professional Highlights

Pinnacle Group, Inc. – a global workforce solutions company

•
Founder, Chairman & CEO
(1996-Present)

Presidential Ambassador for Global Entrepreneurship

•
White House Appointee
(2014-Present)

Aspen Institute

•
Henry Crown Fellow
(2016 - Present)

Council of Foreign Relations

•
Life Member (2019-Present)

Select Skills

CEO Experience – Ms. Vaca brings extensive CEO and board-level leadership experience informed by her role as Founder, Chairman, and CEO of Pinnacle Group. Under her leadership, Pinnacle has grown into a leading provider of workforce solutions and IT services. Her operational expertise, focus on innovation, and experience scaling complex businesses provide valuable insight to the Board as it oversees strategy, organizational effectiveness, and long-term value creation.

Information Technology – With nearly three decades of experience in the technology and workforce-solutions sectors, Ms. Vaca offers deep knowledge of how technology enables business transformation, efficiency, and customer experience. She is recognized for leveraging technology to scale organizations and enhance human-centered work environments, and she brings a modern, forward-looking perspective to the Board’s oversight of technology-related initiatives.

Human Capital Management – Ms. Vaca brings significant human capital management experience from her leadership of Pinnacle Group, where she has built and led large, diverse teams within a high‑growth, people‑centric organization. Her dynamic leadership style, focus on talent development, and experience cultivating strong organizational cultures provide the Board with meaningful insight into workforce strategy and executive leadership development. As Chair of the Compensation Committee, she applies this experience to support the Board’s oversight of executive compensation, succession planning, and broader human capital priorities, ensuring alignment between the Company’s talent strategy and long‑term performance objectives.

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class Ii directors

Term Expiring 2027

Darcy Antonellis

Committee Membership:

•
Audit
•
Compensation
•
Strategic Planning (Chair)

Director Since: 2015

Age: 63

Current Public Company
Boards:

Xperi

(NYSE: XPERI) (2022-Present)

Bango PLC

(LSE: PLC) (2023-Present)

Previous Board
Experience:

N/A

Education:

MBA, Fordham University

BS, Temple University

Nominee of:

Board

Key Qualifications

Ms. Antonellis is a highly accomplished executive who brings to our Board extensive experience in the technology, media and telecommunications sectors. She has a proven track record in strategic growth, operational leadership and innovation, leading large technology organizations.

Ms. Antonellis is NACD.DC Directorship Certified and NACD Cybersecurity Oversight Certified. She is a SMPTE Fellow and holds patents in media distribution and audio manipulation.

Professional Highlights

ABS Capital Partners – a firm focused on emerging growth software and tech-enabled services with data foundations

•
Operating Advisor (2023-Present)

Amdocs Inc. (NASDAQ: DOX) – a leading software and services company to communications, media, financial and digital enterprises

•
Executive Advisor (2021-2023)
•
Division President (2018-2021)

Vubiquity – a provider of content monetization, distribution and processing technology used by entertainment and media companies

•
CEO (2014-2018)
•
Acquired by Amdocs in 2018

Warner Bros Entertainment Inc. – a major motion picture studio and global leader in the entertainment industry

•
President, Technical Operations and CTO (2004-2014)
•
Executive Vice President/Corporate Senior Vice President (2003-2008)
•
Senior Vice President (1998- 2003)

Academy of Motion Picture Arts & Sciences

•
Voting Member (2010-Present)

Three-Time Emmy Award Recipient

•
Technical Production (1994, 1998)
•
Engineering Innovation (2012)

Select Skills

Industry Experience – Ms. Antonellis brings a wealth of experience from the film industry to her role on Cinemark's Board. With a distinguished career that includes serving as President of Technical Operations and Chief Technology Officer at Warner Bros., she has been at the forefront of technological innovation in media and entertainment. Her expertise in digital distribution, content protection, and anti-piracy measures has been instrumental in shaping industry standards. At Cinemark, she leverages this extensive background to provide strategic insights and guidance, helping the company enhance its technological capabilities and improve operational efficiencies. Ms. Antonellis's deep understanding of the film industry's technical and operational aspects ensures that Cinemark remains a leader in delivering high-quality cinematic experiences.

Critical Technology/Cybersecurity Expertise – Ms. Antonellis led global technical operations and technology strategy for a major film studio, playing a key role in the digital transformation of the company's operations. She brings this expertise to the Cinemark Board, advising on all technical aspects of our company, including technological innovations, artificial intelligence and cybersecurity risk mitigation.

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Carlos Sepulveda Independent Chairman

Committee Membership:

▪
Audit
▪
Compensation
▪
Strategic Planning

Director Since: 2007

Age: 68

Current Public Company
Boards:

Triumph Financial, Inc. (NYSE: TFIN)
(2010-Present)

Previous Board
Experience:

Matador Resources Company (NYSE: MTDR) (2013-2017)

Education:

BA, University of Texas at Austin

Nominee of:

Mitchell Investors.

Key Qualifications

Mr. Sepulveda has served as Cinemark’s Board Chair since 2022, contributing critical institutional understanding of our industry’s business lifecycle and strategies that remain resilient through variable macroeconomic conditions. His career as a financial executive and advisor, along with his experience serving on public company boards, provides invaluable financial oversight and strategic counsel to Board discussions on investment strategies and shareholder value creation opportunities.

Mr. Sepulveda is a certified public accountant (CPA) and current member of the American Institute of CPAs and Texas Society of CPAs. Mr. Sepulveda is an audit committee financial expert, as defined by SEC rules.

Professional Highlights

Interstate Batteries – an automotive and commercial battery distributor

•
President and CEO (2004-2013)
•
EVP (1995-2004)
•
EVP and CFO (1993-1995)
•
VP and CFO (1990-1993)

KPMG Peat Marwick – a professional audit, assurance and tax advisory firm

•
Associate SEC Partner (1979-1990)

Select Skills

Financial and Accounting – Mr. Sepulveda acquired over a decade of experience serving as Audit Partner at a leading professional services firm, where he supported numerous public companies in navigating complex financial reporting matters, in addition to his subsequent service as a CFO in a private company.

CEO / Executive Leadership – Mr. Sepulveda has over two decades of experience in various executive leadership roles, including as CEO and CFO, at a battery distribution company, where he guided the company’s transformation to expand customer offerings in response to the market’s energy transition and shifting customer preferences.

Strategic Planning – As a longstanding director, Mr. Sepulveda has overseen Cinemark’s strategic growth through our evolving capital allocation priorities, investment considerations and global expansion efforts. He brings a strong understanding of market trends and our competitive landscape that he analyzes and applies through a pragmatic focus.

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Mark Zoradi

Committee Membership:

•
Audit
•
Strategic Planning

Director Since: 2015

Age: 72

Previous Board
Experience:

National CineMedia, Inc.

NASDAQ: NCMI (2021-2022)

Education:

MBA, University of California Los Angeles Graduate School of Management

BA, Westmont College

Nominee of:

Board

Key Qualifications

Mr. Zoradi is a 40+ year veteran of the entertainment industry and served as our CEO from 2015 to 2021. Through his direct experience leading our company, as well as leading major motion picture studios and a film marketing and distribution company, he provides key leadership and strategic insights for the achievement of our short-term and long-term objectives.

Prior to joining Cinemark, Mr. Zoradi served in a variety of positions of increasing responsibility with The Walt Disney Company, including as the General Manager of Buena Vista Television and President of Buena Vista International with responsibility for the international theatrical and home entertainment marketing and distribution of Disney, Touchstone and Pixar films. Mr. Zoradi also served as the President and Chief Operating Officer (COO) of Dick Cook Studios from 2011 until 2014 and the COO of DreamWorks Animation SKG, Inc. from 2014 until 2015.

Professional Highlights

Cinemark Holdings, Inc.

•
CEO (2015-2021)

DreamWorks Animation SKG – a prominent animation studio known for producing high-quality animated feature films and short films

•
COO (2014)

Dick Cook Studios – a media and production company

•
President and COO (2011-2013)

The Walt Disney Company – a leading multinational entertainment and media conglomerate

•
President, Walt Disney Motion Picture Group (2007-2010)
•
President, Buena Vista International (1993-2006)
•
SVP, General Manager, Buena Vista Television (1987-1991)
•
Various Positions at Disney Channel and Home Entertainment (1980-1986)

Select Skills

Industry Experience – Mr. Zoradi brings a wealth of industry experience to the Cinemark Board, having served as the company's CEO from 2015 to 2021. With over four decades in the entertainment business, his career includes significant roles at Walt Disney Motion Pictures Group and DreamWorks.

Strategic Planning – Mr. Zoradi brings exceptional strategic planning expertise to the Board, honed over his extensive career in the entertainment industry. As the former CEO of Cinemark, he led the company through significant growth and transformation. His tenure at Cinemark was marked by strategic initiatives that drove growth, including the expansion of recliner seating, enhancement of food and beverage offerings, omni-channel marketing and the introduction of North America's first exhibitor-driven subscription program.

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class iii directorS

Term Expiring 2028

Benjamin Chereskin

Committee Membership:

•
Compensation
•
Strategic Planning

Director Since: 2004

Age: 67

Previous Board
Experience:

Boulder Brands, Inc.

(NASDAQ: BDBD) (2013-2016)

CDW Corporation

(NASDAQ: CDW (2008-2020)

Education:

MBA, Harvard Business School

BA, Harvard College

Nominee of:

Board

Key Qualifications

Mr. Chereskin has consistently provided strategic leadership on key investment considerations and has been instrumental in guiding the Company's capital allocation priorities through various economic cycles and industry challenges. His extensive experience in strategic growth, coupled with his substantial industry knowledge gained over years of service on our Board, has allowed him to provide the guidance and oversight necessary for the Company to achieve both its short-term and long-term goals.

Professional Highlights

Profile Capital Management LLC – an investment management firm

•
President (2009-present)
•
Founder (2009)

Madison Dearborn Partners, LLC – a private equity firm

•
Managing Director (1993-2009)
•
Co-Founder (1993)

Select Skills

Financial Oversight – Mr. Chereskin possesses extensive expertise in financial stewardship, demonstrated through his ability to navigate complex financial landscapes and ensure the Company's fiscal health. His deep understanding of capital allocation, strategic growth and risk management has been instrumental in guiding the Company through various economic cycles. Additionally, his experience in mergers and acquisitions, as well as strategic, intrinsic growth from his decades-long management of a variety of private equity portfolio companies, has provided invaluable insights that contribute to the Company's long-term financial stability and success.

Executive Leadership – As the founder and leader of two successful firms, Mr. Chereskin brings extensive leadership experience to the Company. His deep understanding of executive compensation and succession planning gained through years of hands-on experience, provides critical perspectives that have helped guide the Company. His proven track record in building and managing successful organizations underscores his ability to offer executive leadership necessary for the Company’s continued growth and success.

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Kevin Mitchell
Committee Membership: • Strategic Planning Director Since: 2023 Age: 57 Nominee of: Mitchell Investors Mr. Mitchell is the son of Cinemark's founder, Lee Roy Mitchell.

Key Qualifications

Mr. Mitchell brings industry insight and leadership to our Board, having founded and managed his own motion picture exhibition company and a film distribution company. Early in Mr. Mitchell's career, he worked for Cinemark Theatres, in various operations, film licensing and real estate roles.

Mr. Mitchell's extensive industry knowledge is further enhanced by his service as an advisory board member for Cinema United (formerly the National Association of Theatre Owners).

Mr. Mitchell has also served on the Board of Will Rogers Motion Picture Pioneers Foundation, Variety the Children’s Charity of Texas and Chuck Norris’ Kickstart Kids.

Professional Highlights

ShowBiz Direct Distribution – a motion picture distribution company

•
Managing Member (2023-Present)

ShowBiz Cinemas - a motion picture theatrical exhibition company

•
Managing Member (2007-2021)

Select Skills

CEO Experience – Mr. Mitchell's CEO experience provides him with the strategic vision and leadership, operational efficiency and adaptability and problem-solving skills needed to guide our Company. As a CEO for almost two decades, he brings unique insights and perspectives on executive leadership, strategic relationships and human capital management.

Industry Experience – Mr. Mitchell's experience leading a motion picture exhibition company for almost two decades and his recent experience leading a film distribution company, along with his previous roles at Cinemark, give him direct industry knowledge and experience to guide our Company in areas such as operations and real estate. In addition, Mr. Mitchell's experience and relationships with motion picture studios enhances Cinemark's strategic partnerships.

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Raymond Syufy
Committee Membership: • Strategic Planning Director Since: 2006 Age: 63 Education: MBA, University of San Francisco BA, St. Mary's College of California Nominee of: Board

Key Qualifications

Mr. Syufy is an experienced executive with a rich history in the motion picture exhibition industry. Mr. Syufy joined the Board when Cinemark acquired Century Theatres in 2006. He began his work in the motion picture exhibition industry in 1977 for Century. After working in all aspects of Century operations and management, he rose to the CEO and board chair positions.

His knowledge of the industry as a whole and of Cinemark, allows him to guide the strategic direction and governance of our company.

Professional Highlights

Syufy Enterprises, Inc. – A retail and real estate holding company with operations in California, Nevada, Arizona, Colorado, and Texas.

•
CEO (2006-Present)

Century Theatres – a movie exhibition company, acquired by Cinemark in 2006

•
CEO and Chairman of the Board of Directors (2006)
•
President (1991-1995)

Select Skills

CEO Experience – By currently serving as the CEO of a retail and real estate holding company, as well as previously leading Century Theatres, Mr. Syufy is uniquely qualified to understand the opportunities and challenges facing Cinemark and to provide industry-specific guidance to Cinemark's leadership team.

Industry Experience – Mr. Syufy possesses extensive knowledge of the motion picture exhibition industry, having worked in every aspect of the business for thirty years. Mr. Syufy brings to the Board valuable expertise and guidance, helping successfully navigate competition from other forms of entertainment. Additionally, his extensive operational and real estate experience further strengthens our strategic capabilities.

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Sean Gamble
Committee Membership: N/A Director Since: 2022 Age: 51 Education: BS, Bucknell University Nominee of: Board

Key Qualifications

Mr. Gamble is an accomplished executive with extensive experience in the motion picture exhibition and entertainment industries. He has served as our President and Chief Executive Officer since January 2022 and has been our President since 2021. Prior to these roles, he was our Chief Operating Officer from 2018 and our Executive Vice President and Chief Financial Officer from 2014 until he became our CEO in 2022.

Before joining Cinemark, Mr. Gamble worked for Comcast Corporation as Executive Vice President and Chief Financial Officer of Universal Pictures within NBCUniversal. He joined Comcast after 15 years at the General Electric Company, where he held multiple senior leadership positions, including CFO of GE Oil & Gas Equipment based in Florence, Italy.

Professional Highlights

NBCUniversal – a multimedia conglomerate that was a wholly-owned subsidiary of the General Electric Company until 2011 when it was acquired by Comcast Corporation

•
EVP, CFO Universal Pictures (2009-2014)
•
VP, Financial Planning & Analysis, Universal Studios (2004-2007)

The General Electric Company – a multinational conglomerate known for its contributions to technological advancements and its role in shaping modern industry

•
CFO; GE Oil & Gas Equipment (2007-2009)

Select Skills

Industry Experience – As a veteran motion picture executive with deep experience across exhibition and distribution, Mr. Gamble has guided Cinemark through significant industry and Company transitions, including recliner conversion, premium format expansion, and the reduction of theatrical release windows. He also led the Company through challenging periods, including the COVID-19 pandemic, the 2023 Hollywood strikes, and a highly dynamic industry environment, delivering solid operational and financial results. His understanding of shifting consumer trends, studio distribution strategies, and the competitive landscape positions Cinemark for continued growth and success as the industry evolves.

Strategic Planning – Mr. Gamble is a visionary leader, assessing organizational capabilities and external market conditions to identify opportunities and potential risks while defining clear and measurable objectives that align with our mission and vision. He fosters a culture of accountability and continuous improvement and has a proven ability to successfully navigate complex challenges in a competitive industry while spearheading growth initiatives and innovation with balanced financial discipline.

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Board succession planning

Succession planning is a continuous, disciplined process overseen by the Governance Committee to ensure both stability and thoughtful refreshment. On a quarterly basis, the Committee evaluates the Board’s size, composition, and collective expertise against the Company’s evolving strategy and operating environment. This proactive approach allows us to anticipate future needs while preserving the institutional knowledge vital to our oversight.

We believe that integrating active succession planning with leadership continuity provides the insight and judgment necessary to navigate a dynamic business landscape. Our recent track record reflects this commitment: over the past four years, we have strategically added two new directors. These appointments demonstrate our focus on maintaining a balanced mix of tenure and perspectives, ensuring the Board remains equipped to support Cinemark’s strategic priorities without unnecessary disruption.

Identifying and Evaluating Director Nominees

The Governance Committee is responsible for robust oversight of our Board recruitment process. We evaluate a diverse slate of candidates recommended by our directors, management, and stockholders (refer to the Deadline for Stockholder Proposals on page 59 for 2027 Annual Meeting guidelines). To ensure we identify leaders with specialized industry or technical expertise, the Committee also periodically engages independent third-party search firms.

Our evaluation process is rigorous: prospective nominees undergo thorough vetting and interviews with Governance Committee or other Board members. We prioritize candidates who demonstrate exceptional leadership, sound judgment, and unwavering character. Most importantly, we seek a mix of skills and independence that directly supports Cinemark’s strategic evolution and long-term value creation. Upon completing this review, the Governance Committee recommends selected nominees to the full Board for formal approval and inclusion in the annual proxy.

Annual Board AND COMMITTEE Assessment

The Governance Committee oversees a comprehensive annual performance evaluation of the Board and each of its standing committees. The Chair of the Governance Committee reviews the evaluation format and process to ensure we address the most relevant strategic and operational topics.

To facilitate a robust and candid process, we utilize an anonymous questionnaire coordinated through an independent third party. This evaluation elicits critical data used to improve Board effectiveness and assess our optimal size and composition. Key assessment areas include:

•
Structure and Composition: Evaluating the diversity of skills and committee alignment.
•
Management Access: Ensuring directors have the necessary transparency and communication with executive leadership.
•
Strategy and Performance: Assessing the Board’s role in long-term value creation and risk oversight.

The process encourages qualitative feedback, with many sections requiring narrative responses and candid commentary. Following data collection, the results are discussed in detail during Board and committee meetings to drive continuous improvement.

Director Development and Engagement

Continuing Director Education

We are committed to the ongoing professional development of our Board members. Each Director is provided with a membership to the National Association of Corporate Directors (NACD), granting them access to world-class educational programs tailored to their specific responsibilities and interests. Additionally, the Company supports supplemental education by covering the costs for Directors to attend external seminars on topics vital to their board service.

Beyond formal external programs, our management team regularly briefs the Board and its committees on emerging developments. These sessions ensure the Board remains at the forefront of issues impacting the Company’s operating environment, including:

•
Regulatory Updates: Navigating changes in federal and state compliance.
•
Cybersecurity: Reviewing evolving threats and governance best practices.

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• Emerging Technology: Staying informed on the strategic applications and risks of Artificial Intelligence

Meeting and Attendance

During 2025, the Board held seven (7) meetings and took action by written consent on six (6) occasions. All Directors attended at least seventy-five percent (75%) of all meetings held by the Board and all meetings held by committees of the Board on which such director served.

Board structure

Independent Non-Executive Chairman

Carlos Sepulveda has served as the non-executive Chairman of the Board (“Chairman”) since May 2022. The Chairman has the authority to preside at all Board meetings, including executive sessions of the non-management directors, and has the authority to call meetings of the directors. The Chairman serves as principal liaison between the non-management directors and Company management. In consultation with the CEO, the Chairman approves meeting schedules, agendas and the information provided to the Board. If requested by stockholders, and as appropriate, the Chairman is also available for consultation and direct communication as the Board’s liaison.

Separation of Chairman and CEO Roles

Although the Board does not have a formal policy on separation of the roles of the CEO and Chairman, we have kept these positions separate since 2007. Separating the Chairman and CEO roles allows us to develop and implement corporate strategy that is consistent with the Board’s oversight role, while facilitating strong day-to-day executive leadership.

The Board believes that its leadership structure is appropriate for Cinemark. The independence of the Board’s standing committees and the regular use of executive sessions of the non-management directors allows the Board to maintain independent oversight of risks to our business, our long-term strategies, annual operating plan, and other corporate activities.

Board Independence

Eight of the eleven members of our Board are independent. Our Board determines the independence of directors by applying the New York Stock Exchange ("NYSE") listing standards’ independence test, which evaluates whether the director:

1.
is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer of the Company;
2.
has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company (other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service);
3.
(a) is a current partner or employee of a firm that is the Company’s internal or external auditor; (b) has an immediate family member who is a current partner of such a firm; (c) has an immediate family member who is a current employee of such firm and personally works on the Company’s audit; or (d) is or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time;
4.
is, or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or has served on that company’s compensation committee; or
5.
is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

The Board, in coordination with our Governance Committee and the Company’s general counsel, evaluated the NYSE bright-line tests and considered the transactions between the Company and certain Board members, reported under the heading Certain Relationships and Related Party Transactions on page 55, and other relevant factors to determine the independence of the Board members. On the basis of this review, the Board affirmatively determined, in its business judgment, that in 2025 and currently, (a) the majority of the Board is independent, (b) each of Mses. Antonellis, Loewe and Vaca and Messrs. Chereskin, Rosenberg, Senior, Sepulveda, and Zoradi are independent, (c) Mr. Syufy is not independent due to his transactions with the Company exceeding $120,000 annually, (d) Mr. Mitchell is not independent due to his

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 22

relationship with our founder and former Chairman, Lee Roy Mitchell, (e) Mr. Gamble is not independent because he is a current employee of the Company, (f) each of Mses. Antonellis and Loewe and Messrs. Rosenberg, Zoradi and Sepulveda met all applicable requirements for membership in the Audit Committee, (g) Ms. Loewe and Mr. Sepulveda qualified as “audit committee financial experts” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC and satisfy the NYSE’s financial experience requirements, and (h) each of Mses. Vaca and Antonellis and Messrs. Chereskin and Sepulveda met all applicable requirements for membership in the Compensation Committee.

Board Committees

The Board has four standing committees: Audit Committee, Compensation Committee, Governance Committee and Strategic Planning Committee. Three of the four committees (Audit, Compensation, and Strategic Planning) are chaired by female directors. From time to time and for specific purposes, the Board may establish additional committees.

Each member of our Audit Committee, Compensation Committee and Governance Committee meets the requirements for independence under the listing standards of the NYSE, regulations promulgated by the U.S. Securities and Exchange Commission (“SEC”) and the Company’s Corporate Governance Guidelines, as applicable. The charters for these committees are available on our Investor Relations website (https://ir.cinemark.com) under the "Governance" tab.

Audit Committee

2025 Meetings: 4

2025 Consents: 1

Each member of the Audit Committee satisfies the standards for independence of the NYSE and SEC as they relate to audit committees.

Members: Nancy Loewe (Chair), Darcy Antonellis, Steven Rosenberg, Carlos Sepulveda, Mark Zoradi

Roles and Responsibilities:

Ms. Loewe serves as the Chair of the Audit Committee. Both Mr. Sepulveda, the past Chair, and Ms. Loewe qualify as “audit committee financial experts” within the meaning of Item 407(d)(5)(ii) of Regulation S-K promulgated by the SEC. See Ms. Loewe’s and Mr. Sepulveda’s biographies on page 10 and page 15, respectively, for further information regarding their qualifications to be an “audit committee financial expert.”

Primary Committee Functions:

•
assisting the Board in its oversight responsibilities regarding (i) the integrity of our financial statements, (ii) our risk management program with respect to legal and regulatory requirements, (iii) our systems of internal controls over financial reporting (iv) our implementation and effectiveness of an ethics and compliance program and (v) our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent registered public accountants;
•
approving the report required by the SEC for inclusion in our annual proxy or information statement;
•
appointing, retaining, compensating, evaluating and replacing our independent registered public accountants;
•
approving audit and non-audit services to be performed by the independent registered public accountants;
•
establishing procedures for the receipt, retention and resolution of complaints regarding accounting, internal control or auditing matters submitted confidentially and anonymously by employees through our whistleblower hotline; and
•
performing such other functions as the Board may from time to time assign to the Audit Committee.

The Audit Committee meets on a quarterly basis with management and Deloitte & Touche to discuss, among other items, the Company’s financial statements to be filed with the SEC, any change in significant accounting policies and its impact on the Company’s financial statements and the earnings press release related to the quarter and the year (as applicable). The Audit Committee also meets, on a periodic basis, with Deloitte & Touche in executive sessions without members of management present.

The Audit Committee also oversees and monitors the enterprise level risks related to ethics and compliance with the Company’s code of business conduct. Management provides the Audit Committee, at each quarterly meeting, a report of the top claims (as determined by management) submitted through the anonymous whistleblower hotline. In addition,

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 23

management provides an annual summary of claims, for both domestic and international operations, with a comparison to previous years.

The Board has also delegated the approval of related party transactions to the Audit Committee. The Company’s written policy regarding approval of related party transactions provides that management must present to the Audit Committee all potential related party transactions including the nature of the transaction and material terms regardless of the dollar value of the transaction. The Audit Committee approves such related party transaction if it determines that the transaction is fair and in the best interest of the Company. See Certain Relationships and Related Party Transactions on page 55 for further details on related party transactions.

Oversight of Cybersecurity and Information Technology

The Board has delegated oversight of risks related to cybersecurity and information technology to the Audit Committee. The Audit Committee oversees the Company’s management of information security risks to help ensure that appropriate governance structures, processes, and resources are in place to support and maintain the Company’s information security readiness.

Cybersecurity risk management is embedded within the Company’s broader enterprise risk management framework. Management meets at least monthly to identify, assess, and monitor information security risks, evaluate the evolving threat landscape, and review mitigation and remediation strategies. As part of this ongoing process, management assesses the effectiveness of the Company’s information security controls and response capabilities and allocates resources accordingly.

At least twice annually, and more frequently as appropriate, management provides the Audit Committee with updates regarding potentially significant information security risks, current and emerging cybersecurity threats, and the mitigation and remediation actions implemented by the Company. These updates include briefings on the results of incident response tabletop exercises, lessons learned from simulations and preparedness activities, and enhancements to the Company’s incident response and recovery capabilities.

In addition, management updates the Audit Committee on emerging technologies, trends, and risks, including developments related to artificial intelligence, and their potential impact on the Company’s information security posture. Through these regular engagements, the Audit Committee maintains oversight of the Company’s approach to managing cybersecurity risks and supporting the confidentiality, integrity, and availability of the Company’s information systems and data.

Governance Committee

2025 Meetings: 3

2025 Consents: 0

Each of the Governance Committee members satisfies the standards for independence of the NYSE.

Members: Steven Rosenberg (Chair), Nancy Loewe, Nina Vaca

Roles and Responsibilities:

•
evaluating candidates for Board membership, including those recommended by stockholders in compliance with the Company’s by-laws;
•
recommending to the Board the director nominees for election or to fill any vacancies and newly created directorships on the Board;
•
identifying and recommending to the Board the members who are qualified to fill any vacancies on a Board committee;
•
advising management on succession planning for the CEO and senior management;
•
developing and recommending to the Board a set of corporate governance guidelines and reassessing their adequacy at least annually;
•
overseeing the Board’s annual self-evaluation process and the Board’s evaluation of management;
•
periodically reviewing the criteria for the selection of new directors and recommending any proposed changes for Board approval;
•
periodically reviewing and making recommendations regarding the composition and size of the Board;
•
periodically reviewing and making recommendations regarding the composition, size, purpose, structure, operations and charter of each of the Board’s committees, including the creation of additional committees or elimination of existing committees;

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 24

•
annually recommending to the Board the chairpersons and members of each of the Board’s committees;
•
reassessing the adequacy of the Governance Committee Charter on an annual basis and recommending any proposed changes for Board approval;
•
overseeing corporate social responsibilities and public interest issues that affect our investors and other key stakeholders; and
•
overseeing the publications of our sustainability reports.

Compensation Committee

2025 Meetings: 4

2025 Consents: 1

Each member of the Compensation Committee satisfies the standards for independence of the NYSE as they relate to compensation committees and qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

Members: Nina Vaca (Chair), Benjamin Chereskin, Carlos Sepulveda, Darcy Antonellis

Roles and Responsibilities:

•
making recommendations to the Board on the Company’s general compensation philosophy and strategy on all matters of policy and procedures relating to executive compensation;
•
determining and approving the CEO’s compensation;
•
determining and approving the compensation of the non-CEO NEOs and reviewing the compensation of certain other executive officers;
•
administering (to the extent such authority is delegated to the Compensation Committee by the Board) the incentive compensation and equity-based plans and recommending to the Board any modifications of such plans;
•
setting performance metrics and targets with respect to the Company's incentive compensation and equity plans;
•
validating and approving the achievement of performance targets under the Company’s incentive compensation plans; and
•
reviewing, recommending and discussing with management the CD&A section included in the Company’s annual proxy statement.

Strategic Planning Committee

2025 Meetings: 2

2025 Consents: 0

The Strategic Planning Committee is governed by the Strategic Planning Committee Charter setting forth the purpose and responsibilities of this committee. In addition to the two formal meetings noted above, a subcommittee of the Strategic Planning Committee met three times throughout 2025 regarding capital allocation and financing strategies to make recommendations to the full Board.

Members: Darcy Antonellis (Chair), Benjamin Chereskin, Kevin Mitchell, Enrique Senior, Carlos Sepulveda, Raymond Syufy, Mark Zoradi

Roles and Responsibilities:

•
reviewing the key industry and market issues, capital allocation plans and external developments impacting the Company’s strategies and core competencies;
•
assisting management in analysis of alternative strategic options;
•
reviewing and evaluating material transactions, such as mergers and acquisitions, capital investments, financing activities and making recommendations to the Board regarding the same;
•
identifying and assessing risks facing the Company and establishing a risk management infrastructure to address those risks;

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•
overseeing the division of risk-related responsibilities to each applicable Board committee;
•
reviewing and evaluating the Company’s policies and practices with respect to risk assessment and risk management; and
•
reviewing and assessing the effectiveness of the Company’s enterprise-wide risk assessment processes and recommending improvements where appropriate.

In 2026, the Board evolved the Strategic Planning Committee into the Technology Committee to provide consultation, oversight, and support to management with respect to the Company’s increasing focus on technology innovation and related investments, while the full Board retains responsibility for strategic oversight and approval. The Technology Committee will review the Company’s technology roadmap, planned investments, and technology‑related initiatives, including developments in artificial intelligence, data analytics, automation, and other emerging technologies and will assess technology‑based risks and opportunities aligned with the Company’s strategic plan. The Committee receives periodic comprehensive technology briefings from management to support informed Board oversight and to advise on new technology‑enabled initiatives to ensure that they are aligned with the Company's risk-based governance structure and to ensure that the initiatives are designed and used fairly, ethically and safely.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Mses. Vaca and Antonellis and Messrs. Chereskin and Sepulveda. Mses. Vaca and Antonellis and Messrs. Chereskin and Sepulveda have never been an officer or employee of the Company or any of its subsidiaries. None of our executive officers serve or has served as a member of the board of directors, compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Meetings and Attendance

During 2025, the Board met seven times and acted by unanimous consent six times. Each director attended either in-person or via teleconference or video application at least 75% of the aggregate of all Board and applicable committee meetings during 2025.

Our non-management directors meet at least twice a year in executive sessions with no Company personnel present. A separate executive session of only independent directors is held at least once a year. Carlos Sepulveda presides over the executive sessions. During 2025, our non-management directors met four times and our independent directors met one time in executive sessions.

The Board strongly encourages its continuing members to attend the Annual Meeting of Stockholders. All but five of the then-current members of the Board were in attendance at the 2025 Annual Meeting of Stockholders, which was held in-person.

Key Areas of Board Oversight

Strategic

Governance, strategic planning, and effective oversight remain central to our Company’s ability to deliver sustainable value. The Board closely monitors the external and industry dynamics that influence our operating environment, including the ongoing health of the theatrical exhibition sector. Industry performance is shaped by factors such as the strength and consistency of the overall content pipeline, the availability of wide-release films with broad consumer appeal, sustained studio investment in high-quality content, and effective marketing campaigns that build awareness and encourage theatrical attendance. The duration of the exclusive theatrical release window, along with evolving consumer preferences, also play an important role in shaping box office outcomes.

Our experienced and industry-savvy Board provides active oversight of these strategic considerations. The Board regularly reviews key operational and environmental considerations, advises management on long-term planning, and evaluates initiatives designed to strengthen competitiveness and enhance the theatrical experience.

In addition, the Board remains closely engaged with senior management to ensure the Company is well-positioned to navigate external developments, advance technology and data-driven capabilities, meet evolving guest expectations, and maintain disciplined financial stewardship.

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Risk

The Board has responsibility for overseeing the risk management framework. While the full Board actively monitors the Company’s most significant risks, certain categories of risk are delegated to the appropriate Board committees for more detailed review, with each committee reporting its assessments and recommendations back to the full Board.

The Board’s ongoing risk oversight encompasses a broad range of areas that are critical to the Company’s business and long‑term strategy. These include risks related to competitive dynamics, economic conditions, operations, financial matters (including accounting, credit, liquidity, and tax considerations), cybersecurity and information security, generative AI and other developing technologies, legal and regulatory compliance, compensation practices, and reputation management. Committees of the Board provide focused oversight in their respective areas of expertise, ensuring comprehensive monitoring across the full range of enterprise‑level risks.

Additionally, the Board may establish ad hoc specialized committees when unique or emerging risk areas warrant targeted oversight.

Audit Committee oversees risks related to financial reporting, internal controls, technology and cybersecurity, ethics and compliance.	Compensation Committee oversees risks related to compensation policies, practices, incentive plans and talent retention.	Governance Committee oversees risks associated with governance structures, policies and processes and succession planning.	Strategic Planning Committee oversees and advises on risks related to alternative strategic options and industry developments.

Management is charged with identifying material risks in a timely manner, implementing strategies that are responsive to the Company's risk profile and specific material risk exposure, evaluating and managing risk with respect to business decision-making and promptly communicating relevant risk-related information to the Board or appropriate committee to enable them to conduct appropriate risk management oversight.

Succession Planning and Talent Development

Cinemark is recognized as a USA Today Top Workplace and is named among Forbes' World's Best Employers and Forbes' World's Top Female-Friendly Companies. Succession planning and talent development are important at all levels in our Company. The Governance Committee and the Compensation Committee jointly oversee management’s succession plan for key positions at the senior officer level, and most importantly for the Chief Executive Officer position. At least annually, these Committees review and advise management on succession plans for senior management and the Chief Executive Officer, including both long-term and emergency succession planning. In addition, the Chief Executive Officer provides the Committees an assessment of the Company’s senior leaders and their potential to succeed at key senior management positions. Senior executives interact with our Board through formal presentations and during informal events. More broadly, the Board is updated on key initiatives for the overall workforce, including development and engagement programs.

Sustainability

Our sustainability efforts are managed by a cross-functional team that shapes and drives our sustainability strategy, monitors compliance with various sustainability reporting requirements and manages the Company’s sustainability initiatives. Management presents sustainability topics to the Governance Committee and our Board throughout the year. The Governance Committee serves as the primary committee assisting the Board in oversight of the Company’s sustainability efforts. See Cinemark's 2024 Sustainability Report published in the Spring of 2025 and available on our investor relations website at https://ir.cinemark.com under the “Governance” tab for information on our sustainability initiatives.

In 2022, our Board established a framework to formally monitor and review environmental, social and governance matters. In 2023, we published our first sustainability report with an analysis of environment, social and governance topics aligned to the Sustainability Accounting Standards Board (SASB). In 2025, we published an updated report, which added select disclosures to align with the Task Force on Climate-Related Financial Disclosures (TCFD) framework in addition to SASB. We plan to publish an updated sustainability report every two years. We routinely engage with our stakeholders to better understand their views on sustainability matters, carefully considering the feedback we receive and acting when appropriate

Shareholder Engagement

We place immense value on shareholder engagement. We believe that maintaining an open and transparent dialogue with our shareholders is essential to our success. By actively listening and addressing concerns and suggestions of our shareholders, we are able to make informed decisions that align with their interests and enhance long-term value. Our

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commitment to shareholder engagement is reflected in our consistent outreach to our top institutional shareholders over the past five years. As a result of ongoing engagement with our institutional investors, we had a strong Say-On-Pay (99% in favor) vote at our 2025 Annual Meeting.

This year, we reached out to 79% of our institutional stockholder base. In addition, we offered meetings to representatives of Glass Lewis and Institutional Shareholder Services. During 2025, we met with all that accepted our request, totaling 48% of the total shares outstanding held by institutional stockholders. Key issues discussed included capital allocation, executive compensation, succession planning, and a variety of corporate governance topics.

Responsiveness to Shareholder Feedback

After considering feedback from our stockholder discussions, we have:

•
provided additional commentary on Board succession planning;
•
added additional context regarding Board qualifications and leadership

Corporate Governance Policies and Charters

The following documents make up our corporate governance framework:

•
Sixth Amended and Restated Corporate Governance Guidelines;
•
Third Amended and Restated Charter of the Audit Committee;
•
Second Amended and Restated Charter of the Governance Committee;
•
Second Amended and Restated Compensation Committee Charter;
•
Strategic Planning Committee Charter; and
•
Clawback Policy.

Current copies of the above documents are available publicly on our website at https://ir.cinemark.com under the “Governance” tab.

Code of Business Conduct and Ethics

The Company’s Code of Business Conduct (the "Code") applies to our board of directors and employees. The Code sets forth our policies on critical business and ethical issues such as insider trading, anti-corruption, antitrust, protection of our assets, and other legal and ethical obligations. We will post on our website any amendment to, or a waiver from, a provision of the Code for directors and executive officers that have been approved by our Board or any Board committee. In 2025, there were no waivers from any provision of the Code for any director or executive officer. We refreshed the Code in 2025 to make it more accessible and to add provisions to address emerging areas of responsibility, such as use of artificial intelligence and data ethics. The Code is available on our website at https://ir.cinemark.com under the “Governance” tab.

Insider Trading Policies and Procedures

The Company has adopted insider trading policies and procedures that govern the purchase, sale and disposition of our securities by directors, officers and employees. These policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, including those promulgated by the SEC and the NYSE. The policies were included as exhibits to the Company's 2025 annual report on Form 10-K.

Stockholder Communications with the Board

As stated in our Corporate Governance Guidelines, any Company stockholder or other interested party who wishes to communicate with the non-management directors may direct such communications by writing to the:

Company Secretary

Cinemark Holdings, Inc.

3900 Dallas Parkway

Plano, TX 75093

The communication must be clearly addressed to the Board or to a specific director. If a response is desired, the individual should also provide contact information such as name, address and telephone number. All such communications will be

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reviewed initially by the Company Secretary, who will forward to the appropriate director(s) all correspondence, except for items of the following nature:

•
advertising;
•
promotions of a product or service;
•
patently offensive material; and
•
matters completely unrelated to the Board’s functions, Company performance, Company policies or that could not reasonably be expected to affect the Company’s public perception.

The Company Secretary will prepare a periodic summary report of all such communications for the Board. Correspondence not forwarded to the Board will be retained by the Company and will be made available to any director upon request.

DIRECTOR COMPENSATION

2025 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total Compensation Actually Received ($)
Darcy Antonellis	115,000	134,988	249,988
Benjamin Chereskin	97,500	134,988	232,488
Nancy Loewe	115,000	134,988	249,988
Kevin Mitchell	85,000	134,988	219,988
Steven Rosenberg	112,500	134,988	247,488
Enrique Senior	85,000	134,988	219,988
Carlos Sepulveda	200,000	134,988	334,988
Raymond Syufy	85,000	134,988	219,988
Nina Vaca	115,000	134,988	249,988
Mark Zoradi	97,500	134,988	232,488

(1)
The grant date fair values were calculated in accordance with FASB ASC Topic 718. See Note 16 to the Company’s 2025 Annual Report on Form 10-K, for discussion of the assumptions used in determining the grant date fair values of these share based awards, including forfeiture assumptions and the period over which the Company will recognize compensation expense for such awards.

In accordance with the Compensation Committee Charter, the Compensation Committee, in consultation with the Governance Committee, sets the compensation of our Board members. Pearl Meyer, the Compensation Committee’s independent compensation consultant, periodically reviews and provides the Compensation Committee with a comparison between the Company’s director compensation practices and those of other similarly situated companies. The Board makes changes to its director compensation practices only upon the recommendation of the Compensation Committee and following discussion and unanimous concurrence by the full Board.

The compensation of our non-employee directors is subject to our Third Amended and Restated Non-Employee Director Compensation Policy (“Director Compensation Policy”). Under the Director Compensation Policy, a non-employee director is one who is not (i) an employee of the Company or any of our subsidiaries or (ii) an employee of any of the Company’s stockholders which has contractual rights to nominate directors. Therefore, Mr. Gamble did not receive any compensation for his services on the Board or any of its committees for 2025.

The compensation of the directors during 2025 pursuant to our Non-Employee Director Compensation Policy is as follows:

(a)
a base director retainer of $80,000;
(b)
additional retainer of $90,000 for the non-employee director who serves as the non-executive Chairman of the Board;
(c)
additional cash retainer for services on the committees as follows:

Committee	Chair ($)	Member ($)
Audit	25,000	12,500
Compensation	25,000	12,500
Governance	20,000	10,000
Strategic Planning	10,000	5,000

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Annual cash retainers are paid in four equal quarterly installments at the end of each quarter for services rendered during the quarter. All directors are reimbursed for travel related expenses incurred for each Board meeting they attend.

In addition to the annual cash retainers, each non-employee director receives an annual grant of restricted stock valued at $135,000. The number of shares of restricted stock granted is determined by dividing $135,000 by the closing price of Common Stock on the grant date, rounded down to the nearest whole share. The grant date is typically on or around June 15. The annual stock awards vest on the first anniversary of the grant date subject to continued service to the Company through the vest date. The directors are also subject to our stock ownership guidelines and are required to retain common stock ownership five times the value of their base retainer. Our 2024 Long-Term Incentive Plan (the “2024 Plan”) imposes a $1,000,000 limit on the compensation that can be awarded to a non-employee director in any given fiscal year, including the sum of (i) cash compensation and (ii) the grant date fair value of equity compensation under the 2024 Plan.

EXECUTIVE COMPENSATION

Item 2: Advisory Vote to Approve Compensation of Named Executive Officers

As required by Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a non-binding and advisory basis, the compensation of our named executive officers. Because the vote on this compensation program is advisory in nature, it will not affect any compensation already awarded to any named executive officer and will not be binding on or overrule any decisions made by the Compensation Committee or the Board. The vote on this resolution is not intended to address any specific element of compensation. Rather, this vote relates to the compensation of our named executive officers as a whole, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our compensation program, overseen by the Compensation Committee, is designed to attract and retain a talented team of executives who can deliver on our commitment to build long-term stockholder value. The Compensation Committee believes our program is competitive in the marketplace, links pay to performance and is aligned with the prevailing best practices on corporate governance as evidenced by our strong 2025 Say-On-Pay (99% in favor) vote.

The Compensation Committee and the Board consider the results of this advisory vote when formulating future executive compensation policy. The results of this vote serve as an additional tool to guide the Compensation Committee and the Board in continuing to align the Company’s executive compensation program with the interests of the Company and its stockholders. The results of this vote also guide the Compensation Committee and the Board to ensure that our executive compensation program is consistent with our commitment to high standards of corporate governance.

We ask our stockholders to vote on the following resolution at the 2026 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative disclosure.”

The Board unanimously recommends a vote FOR the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.

Compensation Discussion and Analysis

Our Compensation Philosophy

Our executive compensation program is structured to attract, motivate, reward, and retain high caliber talent who will lead the Company to expand its competitive advantage and deliver sustained profitability. This includes building a solid foundation for long-term growth while consistently achieving strong near-term results. The Compensation Committee takes a holistic view of pay and performance and ensures that there is appropriate alignment with Company performance, overall business strategy and culture. We hire high-caliber individuals who can define a strategy to execute our long-term vision while continuing to deliver our mission of making the movie-going experience memorable by providing world class facilities and services and by engaging with our customers. To ensure that our key executives are incentivized appropriately to

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deliver our mission and vision, the Compensation Committee has designed an executive compensation program that strongly aligns with the interests of stockholders in creating sustainable long-term stockholder value by directly linking pay to Company and individual performance. Each of the measures in our performance-based plan is designed to align with and support our business strategy – create an extraordinary guest experience, deepen customer loyalty, and pursue growth opportunities.

Named Executive Officers

The following Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program, as well as perspective and context for decisions made regarding the compensation of our CEO, CFO and our three other most highly compensated executive officers (“NEOs”) for the year ended December 31, 2025. These executive officers are:

Name	Age	Position
Sean Gamble	51	President and Chief Executive Officer
Melissa Thomas	46	Executive Vice President-Chief Financial Officer
Michael Cavalier	59	Executive Vice President-General Counsel and Business Affairs, Secretary
Valmir Fernandes	65	President-Cinemark International
Wanda Gierhart	61	Chief Marketing & Content Officer

Sean Gamble has served as our President and Chief Executive Officer since January 1, 2022. Prior to being Cinemark’s President and CEO, Mr. Gamble served as our COO and CFO beginning in January 2018 and as our Executive Vice President and CFO since August 2014. Mr. Gamble worked for the Comcast Corporation as Executive Vice President and CFO of Universal Pictures within NBCUniversal, one of the world’s leading media and entertainment companies, from February 2009 until April 2014. He joined Comcast after 15 years at the General Electric Company where he held multiple senior leadership positions, including CFO of GE Oil & Gas Equipment based in Florence, Italy, from May 2007 until January 2009.

Melissa Thomas has served as our Executive Vice President-Chief Financial Officer since November 2021. Prior to joining Cinemark, from February 2020 to October 2021, Ms. Thomas served as Groupon Inc.’s Chief Financial Officer and served as Groupon’s Interim Chief Financial Officer from August 2019 to her appointment as Chief Financial Officer, its Chief Accounting Officer and Treasurer from November 2018 until her appointment as Interim Chief Financial Officer and its Vice President of Commercial Finance from May 2017 until her appointment to Chief Accounting Officer and Treasurer. Prior to joining Groupon, Ms. Thomas served in a variety of finance and accounting leadership roles at Surgical Care Affiliates and Orbitz Worldwide. Prior to her employment at Orbitz, Ms. Thomas held accounting positions at Equity Office Properties and began her career at PricewaterhouseCoopers.

Michael Cavalier has served as our Executive Vice President-General Counsel and Business Affairs since July 2021, our Executive Vice President-General Counsel and Secretary since February 2014, our Senior Vice President-General Counsel and Secretary since January 2006, our General Counsel since 1997 and our Associate General Counsel from 1993 to 1997. He has been with Cinemark for more than 30 years.

Valmir Fernandes has served as our President of Cinemark International, L.L.C. since March 2007 and the General Manager of Cinemark Brasil, S.A from 1996 to March 2007. He has been with Cinemark for 29 years.

Wanda Gierhart has served as our Chief Marketing and Content Officer since July 2021 and as our Executive Vice President – Chief Marketing Officer from January 2018 to July 2021. Prior to joining Cinemark, Ms. Gierhart served as Chief Marketing Officer of Neiman Marcus Group, an omnichannel luxury retailer. Ms. Gierhart also served as President and CEO of TravelSmith, a travel clothing and accessory retailer. She also has extensive marketing and merchandising experience with varying roles and responsibilities across major retail brands.

Compensation Practices

We strive to align our executive compensation program with the interests of the Company and our stockholders. The Compensation Committee monitors executive compensation best practices to incorporate into our compensation program. Highlighted below are certain pay practices that we utilize, and those that we avoid, to maintain discipline in our executive compensation program.

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Pay Practices We Utilize

Base salary	Competitive, market-driven base salary.
Link pay to performance

A significant portion of executive compensation is linked to Company performance. A substantial majority of our NEOs fiscal 2025 compensation was variable compensation (60% for the Chief Executive Officer and 54% for the other NEOs) tied to our financial performance.

Alignment of performance metrics with Company’s strategy	Compensation aligned with successful execution of the Company’s short- and long-term strategies through a variety of performance metrics used in our performance-based incentive programs.
Risk mitigation	Caps on the maximum level of payouts, multiple performance metrics and board oversight or approvals to mitigate undue risk.
Stock ownership guidelines	Stock ownership guidelines ensure that our executive officers and directors are financially invested in the Company alongside our stockholders.
Limited perquisites	Limited perquisites to our executives.
Change of control	Employment agreements that contain double triggers for change in control.
Compensation clawback	Ability to recoup certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements.

Pay Practices We Avoid

Risk	We do not reward imprudent risk taking.
Pension	No pension benefits.
No short-sales or hedging and restricted pledging transactions

Strictly prohibit officers and directors from engaging in short selling, put, call, or other derivative transactions or hedging or other monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, in our common stock.

No tax gross-ups	No tax gross-ups on compensation or personal benefits.
No repricing underwater stock options	Equity plan prohibits the repricing of stock options or SARs.

In addition to maintaining discipline in our executive compensation program, these pay practices create an overall compensation program designed to motivate, reward and retain our team, including NEOs, for their performance on a short-term and long-term basis. Further, these pay practices help to ensure that excessive or unnecessary risk taking is discouraged and support a level of risk taking that is not reasonably likely to have a material adverse effect on the Company.

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Roles and Responsibilities

Compensation Committee Comprised entirely of “Non- Employee Directors” for purposes of Rule 16b-3 under the Exchange Act

In the compensation decision making-process for our President & Chief Executive Officer

•
Reviews benchmark data, the Company’s historical performance against performance targets for incentive compensation awards, the Company’s overall financial performance and our President & Chief Executive Officer’s overall performance.

•
Approves the compensation levels and performance targets under our short-term incentive program ("STIP") and our long-term annual equity incentive awards (“LTIP”) for our President & Chief Executive Officer and also determines whether and to what extent pre-established performance targets have been met.

•
Approves all components of our President and Chief Executive Officer’s compensation, including base salary, STIP and any LTIP.

In the compensation-decision making process for our other NEOs

•
Responsible for approving all components of executive compensation as well as for approving performance targets for our STIP and any LTIP targets and determining whether and to what extent any pre-established performance targets have been met.
•
Reviews and approves all new and revised executive compensation programs.

Human Resources Officer

In the compensation-decision making process for our President & Chief Executive Officer

•
Works with our compensation consultant to develop and review benchmark information.

In the compensation-decision making process for our NEOs

•
Works with President & Chief Executive Officer to develop recommendations for all components of the officers’ compensation, including recommending compensation levels and performance targets under our STIP and any LTIP.

Chief Executive Officer

In the compensation-decision making process for our other NEOs

•
Works with our Human Resources Officer to develop recommendations for all components of an officers’ compensation, including recommending compensation levels and performance targets under our STIP, annual equity awards, and any LTIP.
•
Reviews the recommendations with the Compensation Committee.

Independent Compensation Consultant

Provides market data, benchmark research, survey information, peer group selection recommendations, and other research relating to executive compensation.

•
Works with our human resources team, including our Human Resources Officer and the Compensation Committee.

2025 Say-On-Pay Result

At the 2025 Annual Meeting, approximately 99% of the stockholder votes cast on say-on-pay were voted in favor of the proposal. The Compensation Committee believes that this substantial majority of votes in favor affirms stockholders’ support for our approach to executive compensation. Every year we endeavor to have discussions with a significant number of our institutional investors in order to better understand their views on our compensation practices. The Compensation Committee carefully considers this feedback in designing the key components of our executive compensation program.

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Principal Elements of Executive Compensation

The pay elements that we utilize are designed to attract and retain top talent, pay for performance and strike a balance between performance and risk taking. We achieve these goals by offering both short-term and long-term incentive awards, which include a mix of both time-based and performance-based vesting requirements, each of which aligns the interests of our executives with our stockholders and encourages focus on both short and long-term success.

Approximately 60% of the compensation payable to our named executive officers is performance based. The following chart illustrates how base salary, short-term incentive awards, restricted stock and performance stock units ("PSUs") are allocated.

Base Salary: Base salary provides reasonable yet market-competitive fixed pay reflective of an executive’s role, responsibilities and individual performance.

Short-Term Incentive Program: Payout under the STIP is based on achievement of one-year Adjusted EBITDA goals that are aligned with our annual operating budget.

Restricted Stock Award: Restricted stock awards that vest ratably over a three-year period and incentivize retention.

Performance Stock Unit Award: The performance goals are equally weighted and based on the achievement of three-year cumulative Adjusted EBITDA goals and three-year cumulative cash flow goals. PSUs are not earned unless a threshold level is achieved. PSUs cliff vest on the third anniversary of the grant date. PSUs account for 60% of our annual long-term incentive grant to our NEOs.

Base Salary

The Compensation Committee sets base salaries for named executive officers after examining market data provided by Pearl Meyer (our independent executive compensation advisor) and comparing against peers to align salaries with market conditions, also taking into account the scope and nature of the individual’s job responsibilities, performance, experience and other objective factors deemed relevant by the Compensation Committee. The Compensation Committee considers salary adjustments at its regularly scheduled February meeting with those adjustments becoming effective in March each year for all NEOs except for CEO salary adjustments that become effective on January 1 of each year.

The base salary for each named executive officer for 2025, as well as the percent change over 2024, is illustrated in the chart below:

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Name	2024 Salary ($)	2025 Salary ($)	Change
Sean Gamble	936,000	1,000,000	6.84%
Melissa Thomas	616,995	645,644	4.64%
Michael Cavalier	616,995	637,096	3.26%
Valmir Fernandes	592,746	612,096	3.26%
Wanda Gierhart	552,746	572,096	3.50%

Short-Term Performance-Based Incentive Awards

Introduction

Our short-term incentive program (“STIP”) is an annual cash-based performance incentive award program, typically based on metrics established in our annual operating budget and which requires the achievement of a threshold level of financial performance for any payout. The participants in our STIP are rewarded for achieving short-term financial and operational goals based upon individual targets expressed as a percentage of base salaries. For the named executive officers, the target STIP opportunities are set by the Compensation Committee taking into account a variety of factors, including peer group data, CEO’s recommendation (except for his own) and the individuals current and anticipated contribution to the strategic goals of the Company. Each participant in our STIP is entitled to receive a ratable portion of his/her target payment based upon the Company’s level of achievement, within the range of threshold and maximum percentages, of the target metric set by the Compensation Committee.

As part of the year-end performance review process, the manager for each participant in the STIP (other than the CEO) evaluates such individual’s performance against his/her annual business objectives and goals. Based upon this review, a participant's STIP payout may be adjusted through the application of a discretionary modifier, providing for an increase of up to 15% or a decrease of up to 50% (“ABO Modifier”).

Each STIP payout is calculated by applying the following formula:

Base Salary	X	Target Payment (% of Base Salary)	X	% Financial Criteria Attainment	+/-	ABO Modifier	=	Actual STIP Payout

STIP payments are paid for the most recently completed fiscal year (assuming performance levels have been met) as soon as administratively practical after the amounts are determined and certified by the Compensation Committee during the first quarter after the performance year.

2025 STIP Award Opportunities

Name	% of base salary	Threshold (% of target)	Target (% of target)	Maximum (% of target)
Sean Gamble	160	50	100	200
Melissa Thomas	100	50	100	200
Michael Cavalier	90	50	100	200
Valmir Fernandes	90	50	100	200
Wanda Gierhart	80	50	100	200

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2025 STIP Performance Goals and Results

The Compensation Committee sets performance goals for the STIP in February of each year and has historically established threshold, target, and maximum payout goals based on Adjusted EBITDA, which is regarded as a key performance metric in our industry and a core valuation metric for our shareholders. For 2025, the Compensation Committee used worldwide, domestic, and international Adjusted EBITDA to establish the STIP targets, which was based on the annual operating budget approved by our Board of Directors.

The cash bonus achievement under the STIP is determined using the Company’s reported Adjusted EBITDA with certain add-backs and adjustments for cash bonus accruals, certain severance payments, if any, dividends from non-consolidated subsidiaries, non-cash revenues from National CineMedia, LLC, unusual expenses such as those related to accounting changes, a +/-5% collar for foreign exchange fluctuation, the industry box office adjustment discussed below and other adjustments the Compensation Committee deems appropriate, including, but not limited to, factors such as extraordinary, unusual and non-recurring events that were not included in the approved annual operating budget (the “STIP Adjusted EBITDA”). Our performance is highly dependent upon the timing, popularity and quantity of films released by the distributors, which requires a significant number of assumptions and projections in setting the budgeted Adjusted EBITDA target. In recognition of the uncertainty around setting such assumptions, the Compensation Committee determined that the STIP Adjusted EBITDA target may be adjusted, upward or downward, at the end of each performance year, to eliminate any attendance variance between the actual North American and Latin American industry box office for the fiscal year and the relevant Latin America industry forecasts used to set the STIP target for the year. North American industry box office performance and relevant Latin American attendance assumptions meaningfully impacts our Adjusted EBITDA due to its effect on attendance-driven revenue and costs but is largely outside of the Company’s control. The industry box office adjustment is intended to modify the STIP Adjusted EBITDA target to eliminate the negative or positive impacts of these non-controllable factors. The STIP Adjusted EBITDA target is adjusted upward or downward by approximately $13 million for every 1% change in the North American industry box office assumptions used for setting the 2025 annual operating budget and upwards or downwards by approximately $3 million for every 1% change in associated Latin America industry attendance assumptions used for setting the 2025 annual operating budgets. Results between the percentages are interpolated.

The bonus payout for Messrs. Gamble and Cavalier and Ms. Thomas is based on worldwide STIP Adjusted EBITDA. The bonus payout for Mr. Fernandes is based 50% on worldwide and 50% on international STIP Adjusted EBITDA targets. The bonus payout for Ms. Gierhart is based on domestic STIP Adjusted EBITDA targets. The worldwide STIP Adjusted EBITDA targets for 2025 were as follows:

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 36

2025 STIP Payouts

In 2025, the North American industry box office was nearly $8.9 billion, which trailed the estimated North American box office expectations by approximately 9.6%. The associated industry attendance in relevant Latin America territories was 13.9% lower than the approved annual operating budget. As a result of the combined North American box office and Latin America attendance under performance, the STIP Adjusted EBITDA targets were adjusted downward as follows:

In February 2026, the Compensation Committee certified the STIP Adjusted EBITDA calculations for the STIP and approved the STIP amounts to be paid for the 2025 performance period. The Company attained worldwide Adjusted EBITDA of $577.9 million (calculated as set forth on Annex A) for the year ended December 31, 2025. The Company's out-performance to target was primarily fueled by growth in food and beverage per caps and average ticket prices, our ability to maintain market share gains, and lower film rental rates based on the overall concentration of box office versus expectations. The Compensation Committee determined that, after giving effect to the adjustments discussed above, the worldwide STIP Adjusted EBITDA achieved was $564.0 million, or 123.3% above the worldwide STIP Adjusted EBITDA target, the international STIP Adjusted EBITDA achieved was $118.0 million, or 149.8% above the international STIP Adjusted EBITDA target and the domestic STIP Adjusted EBITDA achieved was $446.0 million, or 117.8% of the domestic STIP Adjusted EBITDA target, each as adjusted for industry results. As a result, Messrs. Gamble, Cavalier, and Fernandes and Ms. Thomas received bonus payments equal to 200% of their respective individual targets. Because maximum STIP payout levels were achieved for Messrs. Gamble, Cavalier and Fernandes and Ms. Thomas, there were no ABO Modifiers. Ms. Gierhart received a bonus payout equal to 194.6% of her individual target and an ABO adjustment of 5.4%.

The 2025 STIP payments for our NEOs are illustrated in the table below. 2025 STIP target amounts were determined based on each NEOs base salary in effect as of March 2025.

Name	Target ($)	Target Payment (% of Base Salary)	% Attainment	ABO Modifier	Actual STIP Payout ($)
Sean Gamble	1,600,000	160	200	—	3,200,000
Melissa Thomas	650,000	100	200	—	1,300,000
Michael Cavalier	576,000	90	200	—	1,152,000
Valmir Fernandes	553,500	90	200	—	1,107,000
Wanda Gierhart	460,000	80	194.6	5.4%	920,000

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 37

Annual Equity Incentive Awards

Introduction

Long-term equity compensation is a key element of our executive compensation program. It is used to (i) attract, motivate, reward and retain key talent and (ii) align our executive’s interest with stockholders’ interests to maximize long-term stockholder value. Equity compensation also reinforces an ownership mentality among our executives.

Annual equity awards are made to our named executive officers in amounts that take into consideration Company and individual performance, level of responsibility, an individual’s ability to influence our long-term growth, performance and strategy, among other factors. In 2025, the Compensation Committee used two forms of equity compensation for our NEOs.

Restricted Stock Awards – designed to reward executives for increases in stockholder value (through our stock price) as well as maintain the continuity of our leadership.	These awards have a three-year ratable vesting schedule from the grant date, which enhances the retentive and motivational value of the awards and balances the value delivered over time.
Performance Stock Unit Awards – designed to drive results based upon achievement of certain pre-established performance metrics relating to performance period determined by the Compensation Committee.	These awards vest 100% on the third anniversary of the grant date, provided the applicable performance goals were achieved for the established performance period.

Our equity awards are subject to forfeiture if the recipient does not remain employed through the vesting period. Holders of unvested restricted stock are entitled to vote the underlying shares and receive dividends. Holders of unvested performance stock units have dividend rights that accrue and are paid on the vesting date if the holder remains employed by the Company. Special grants of equity awards may also be authorized by the Compensation Committee for, among other things, new hires and promotions, exceptional performance or retention purposes.

2022 Performance Stock Units Vested in 2025

Performance share units granted in February 2022 vested in February 2025. The targets for the performance share units were established by the Compensation Committee at the time of the grant and were based on the Company's revenue and cash flow with equal weighting. Due to the difficulty in making long-term box office assumptions and the continued uncertainty surrounding the industry recovery in 2022 due to the impact of the COVID-19 pandemic, the Compensation Committee used a one-year performance period for the 2022 performance share units. In 2023, the Compensation Committee certified that the Company's revenue and cash flow exceeded the maximum performance goals for the performance period. Consequently, the named executive officers earned 175% of the target performance share amounts that vested in 2025.

2025 Annual Equity Incentive Awards

The Compensation Committee determined the annual equity grant for each of our NEOs at its regularly scheduled February 2025 meeting. For the NEOs, the equity grant was split with approximately 40% of the total grant value consisting of restricted stock awards (“RSA”) and the remaining 60% awarded in performance stock unit awards (“PSU”). The Compensation Committee established a three-year performance period for the 2025 PSUs. The performance targets for the PSUs were established by the Compensation Committee at the time of grant and are based upon the Company’s estimated three-year cumulative Adjusted EBITDA and three-year cumulative cash flows for the 2025, 2026 and 2027 fiscal years (each with equal weighting), as these metrics are relevant for achieving the Company’s strategic goals of continuing to strengthen the Company's balance sheet and position the Company for long term success. PSUs may be earned only if the Company’s three-year cumulative Adjusted EBITDA and three-year cash flows are greater than the threshold amount established for each. Similar to the STIP, industry box office performance meaningfully impacts Adjusted EBITDA and cash flows. Accordingly, the industry box office adjuster is used to adjust the Adjusted EBITDA and cash flow targets for PSUs.

Each of the NEOs received an annual equity grant in 2025 at their target levels. The table below shows the grant date value of the restricted stock awards and performance stock units granted during 2025.

Name	Target Equity % of Base	Target RSA ($)[1]	Target PSU ($)[1]	Total Award ($)
Sean Gamble	650	2,599,982	3,899,986	6,499,967
Melissa Thomas	210	545,981	818,998	1,364,979
Michael Cavalier	210	511,997	767,996	1,279,994
Valmir Fernandes	180	442,796	664,180	1,106,976
Wanda Gierhart	175	402,499	603,735	1,006,235

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 38

1.
The grant date fair values were calculated in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures).

Compensation-Setting Process

We utilize a combination of objective data along with the Company’s business needs in our compensation decision-making process, and we strive to ensure that our programs are complementary, balance risk, and support both the short- and long-term objectives of the Company.

Competitive Market Positioning

For 2025, the Compensation Committee retained Pearl Meyer as its independent compensation consultant. All research for executive compensation conducted by Pearl Meyer is provided to the Compensation Committee.

In 2025, Pearl Meyer assisted with the determination and recommendation as to the form and amount of director and executive compensation. The Compensation Committee evaluated the independence of Pearl Meyer under applicable NYSE rules, including the services provided and the associated fees paid, and has concluded that Pearl Meyer was independent and that its engagement did not present any conflicts of interest.

The Compensation Committee conducted a review of the direct compensation components paid to our NEOs against a specific benchmark peer group, with a focus on base pay, annual performance incentive pay and stock-based compensation. This benchmark group consisting of 13 companies (referred to as the “Peer Group”), was selected based on the following attributes:

•
Companies within a specified range of the Company’s revenues and market capitalization.
•
Companies within media and entertainment, leisure facilities and restaurant industries.
•
Companies with which we may compete for executive talent.

The Peer Group is reviewed, updated, and approved annually by the Compensation Committee and may change periodically.

The 2025 Peer Group was comprised of the following companies:

AMC Entertainment Holdings, Inc.	Bloomin’ Brands, Inc.	Brinker International, Inc.

Cedar Fair, L.P.	Cineplex, Inc	IMAX Corporation

Dave & Buster’s Entertainment, Inc.	Hyatt Hotels Corporation	Six Flags Entertainment Corp.

Lions Gate Entertainment Corp.	Live Nation Entertainment, Inc.
The Madison Square Garden Co.	Wyndham Hotels & Resorts, Inc.

The Compensation Committee also uses survey compensation data provided by Pearl Meyer. Utilizing the peer data and the survey data, the Compensation Committee evaluates the amount and proportions of base salary, annual incentive pay and long-term compensation, as well as target total direct compensation for the Company’s NEOs. Compensation Committee decisions are qualitative and a result of the Compensation Committee’s business judgment, which is informed by the market data provided by Pearl Meyer. The Compensation Committee believes that the compensation opportunities provided to our Named Executive Officers are appropriate. The Compensation Committee continues to monitor current trends and will modify its programs as it determines appropriate.

Additional Compensation Practices

Stock Ownership Guidelines

The Compensation Committee maintains stock ownership guidelines to further align the interests of our executive officers and directors with the interests of our stockholders and to encourage long-term stock ownership. The guidelines apply for so long as the executive officer or director occupies such positions.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 39

The stock ownership guidelines for named executive officers and directors is shown below as multiples of base salary and annual cash retainer, respectively:

Role	Stock Ownership Requirement
Chief Executive Officer	5 x
Executive Vice Presidents	2 x
Board of Directors	5 x

All shares of common stock beneficially owned by the executive officer or director, including time-based restricted stock are counted towards the ownership requirement. Executive officers and directors have five (5) years from the time they become subject to the guidelines to reach the ownership requirements, and compliance is reviewed every year.

As of the record date for the 2026 Annual Meeting, all named executive officers and all directors were in compliance, or working toward compliance, with the stock ownership requirement.

Compensation Risk Assessment

The Compensation Committee monitors our compensation policies and practices to determine whether our risk management objectives are being met and to adjust those policies and practices to address any incentives that have the potential to encourage risks that are reasonably likely to have a material adverse effect on us and any changes in our risk profile. As part of these considerations and consistent with our compensation philosophy, our compensation program, particularly our annual and long-term incentive compensation plans, is designed to provide incentives for the executives to achieve performance objectives without encouraging excessive risk-taking.

Highlights of the Company’s risk-mitigating compensation program are:

▪
appropriate mix of “short-term" vs. "long-term” pay and “fixed” vs. “variable” pay to reward overall performance;
▪
Company performance measured against objective financial metrics;
▪
portion of individual cash bonus payout tied to the individual’s ABO ratings, which measures the individual's goal performance against the Company’s strategic objectives for the year;
▪
employees’ commitment to our culture of accountability reinforced through a comprehensive performance management and compensation system;
▪
capped payout levels for incentive compensation;
▪
stock ownership requirements for directors, NEOs and executive vice-presidents;
▪
vest of a portion of long-term equity incentive awards linked to Company performance over time;
▪
validation of pay-for-performance support on an annual basis by stockholders; and
▪
unconditionally prohibits covered employees from hedging transactions, pledging of Company securities and holding Company securities in margin accounts.

In 2023, the Company adopted a clawback policy that complies with the NYSE listing requirements. The clawback policy requires the Company to recover the amount of erroneously awarded performance-based compensation if the Company is required to file an accounting restatement with the SEC due to the Company's material non-compliance with any financial reporting requirements under applicable securities laws.

Our Compensation Committee monitors and considers these risk mitigating factors when setting executive compensation. Based on such review, the Compensation Committee has concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company or put the Company at risk.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 40

Compensation Committee Report

The Compensation Committee has reviewed and discussed the CD&A as required by Item 402(b) of Regulation S-K with management, and, based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement and incorporated by reference in the Company’s 2025 Annual Report on Form 10-K, and the Board has approved the recommendation.

Respectfully submitted,

Nina Vaca (Chair)

Benjamin Chereskin

Darcy Antonellis

Carlos Sepulveda

EXECUTIVE COMPENSATION

2025 Summary Compensation Table

The following table sets forth summary information concerning the total compensation earned by our NEOs for each of the last three completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Sean Gamble	2025	1,000,000	—	6,499,968	3,200,000	115,439	10,815,407
President and Chief Executive Officer	2024	936,000	—	5,849,984	2,995,200	38,846	9,820,030
	2023	900,000	—	5,399,991	2,443,500	59,002	8,802,493
Melissa Thomas	2025	645,644	—	1,364,979	1,300,000	55,166	3,365,789
Executive Vice President –	2024	616,995	—	1,177,982	1,116,000	29,598	2,940,575
Chief Financial Officer	2023	596,164	—	1,049,985	1,017,900	28,107	2,692,156
Michael Cavalier	2025	637,096	—	1,279,994	1,152,000	54,572	3,123,662
Executive Vice President –General Counsel	2024	616,995	—	1,177,982	1,116,000	43,282	2,954,259
	2023	597,699	—	1,049,985	1,017,900	59,074	2,724,658
Valmir Fernandes	2025	612,096	—	1,106,976	1,107,000	53,037	2,879,110
President – Cinemark	2024	592,746	—	1,011,480	1,071,000	43,743	2,718,969
	2023	577,699	—	869,985	1,023,120	56,712	2,527,516
Wanda Gierhart	2025	572,096	—	1,006,235	920,000	64,718	2,563,049
Chief Marketing & Content Officer	2024	552,746	—	915,726	777,000	40,519	2,285,991
	2023	537,699	—	1,309,982	712,530	42,558	2,602,769

1.
The reported numbers reflect the aggregate grant date fair market values of the annual restricted stock awards and performance stock units at target granted in February of each year.

The values set forth in this column represent the aggregate grant date fair value of time-based restricted stock and performance-based performance stock units computed in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). The grant date fair values of the performance stock units are based on target achievement as the most probable outcome, computed in accordance with FASB ASC Topic 718. See Note 16 to the Company’s 2025 Annual Report on Form 10-K for a discussion of the assumptions used in determining the grant date fair values of long-term equity incentive awards, including forfeiture assumptions and the period over which the Company will recognize compensation expense for such awards.

As required by the rules of the SEC, the table below provides the grant date fair values of the performance stock units at the maximum level of payment.

Name	2023 ($)	2024 ($)	2025 ($)
Sean Gamble	6,479,994	7,019,997	7,800,000
Melissa Thomas	1,259,992	1,413,588	1,637,996
Michael Cavalier	1,259,992	1,413,588	1,535,992
Valmir Fernandes	1,043,993	1,213,799	1,328,388
Wanda Gierhart	971,998	1,098,888	1,207,498

2.
The reported amounts are the short-term performance-based incentive awards earned for the respective fiscal years. The short-term performance-based incentive awards earned for a fiscal year are paid in the first quarter of the following year subject to the attainment of performance targets set by the Compensation Committee at the beginning of the covered fiscal year. The short-term performance-based incentive awards for 2023 were paid on February 28, 2024. The short-term performance-based incentive awards for 2024 were paid on February 26, 2025. The short-term performance-based incentive awards for 2025 were paid on February 25, 2026. See Short-Term Performance-Based Incentive Awards on page 35 for a discussion of how short-term performance-based incentive awards are set.
3.
The compensation reported in this column includes the following:

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 41

Name	Fiscal Year	Annual Matching Contributions to 401(K) Savings Plan and HSA ($)	Life, Group and Disability Insurance Premiums Paid by Company ($)	Dividends Paid on Restricted Stock and Vested PSU(i) ($)
Sean Gamble	2025	21,950	8,655	84,834
	2024	21,950	8,655	8,241
	2023	21,050	7,701	30,251
Melissa Thomas	2025	21,950	7,648	25,568
	2024	21,950	7,648	—
	2023	21,050	7,057	—
Michael Cavalier	2025	21,950	15,661	16,961
	2024	21,950	15,661	5,671
	2023	21,050	15,621	22,403
Valmir Fernandes	2025	20,700	18,318	14,019
	2024	20,700	18,318	4,725
	2023	19,800	18,243	18,669
Wanda Gierhart	2025	21,950	15,504	27,264
	2024	21,950	15,504	3,065
	2023	21,050	11,828	9,680

(i)
Represents dividends paid on all outstanding restricted stock and dividends paid on performance stock units at the time of vest of the underlying Common Stock. The performance stock units granted in 2022 vested in February 2025. The performance stock units granted in 2019 vested in February 2023. The performance stock units granted in 2020 vested in February 2024.

For a narrative description of the amounts reported in the Summary Compensation Table for 2025, see Principal Elements of 2025 Executive Compensation on page 34 for a discussion of the various elements of compensation, including general description of the formula or criteria to be applied in determining the amounts payable, material terms of the long-term equity incentive awards, Grants of Plan-Based Awards 2025 table below for details of the equity granted in 2025 and Employment Agreements on page 44 for compensation pursuant to the terms of the respective employment agreements.

Grants of Plan-Based Awards in 2025

The following table specifies the grants of awards made under our cash bonus and equity incentive plans to the NEOs in 2025.

Name	Grant Date(1)	Approval Date(2)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(3)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)(5)	Grant date FV of Stock Awards ($)(6)
			Threshold	Target	Maximum	Threshold	Target	Maximum
Sean Gamble	2/21/2025	2/11/2025	800,000	1,600,000	3,200,000	71,038	142,076	284,153		3,899,986
	2/21/2025	2/11/2025							94,717	2,599,982
Melissa Thomas	2/21/2025	2/11/2025	325,000	650,000	1,300,000	14,918	29,836	59,672		818,998
	2/21/2025	2/11/2025							19,890	545,981
Michael Cavalier	2/21/2025	2/11/2025	288,000	576,000	1,152,000	13,989	27,978	55,956		767,996
	2/21/2025	2/11/2025							18,652	511,997
Valmir Fernandes	2/21/2025	2/11/2025	276,750	553,500	1,107,000	12,098	24,196	48,393		664,180
	2/21/2025	2/11/2025							16,131	442,796
Wanda Gierhart	2/21/2025	2/11/2025	230,000	460,000	920,000	10,997	21,994	43,989		603,735
	2/21/2025	2/11/2025							14,663	402,499

(1)
The grant date of the long-term incentive awards
(2)
The dates the Compensation Committee approved the bonus targets and grants of the long-term incentive awards
(3)
The reported numbers were the estimated future payouts calculated when the Compensation Committee set the target cash bonus percentages in February. See Short-Term Performance-Based Incentive Awards on page 35for a description of the STIP process and the target STIP opportunities of each NEO for 2025.
(4)
On February 21, 2025, as part of the annual grant cycle, the Compensation Committee awarded Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart an aggregate maximum of 492,163 hypothetical shares of Common Stock as performance stock units. See Annual Equity Incentive Awards on page 38 for a discussion of the performance stock units. Holders of performance stock units receive accumulated dividends that are attributable to the underlying Common Stock to the extent such dividend is declared by our Board and the Common Stock is issued at the time of vest. The accumulated dividend is paid at the same rate the dividend is paid to other stockholders. Our Board suspended the payment of dividends commencing the second quarter of 2020 but reinstated the dividend beginning in the first quarter of 2025.
(5)
On February 21, 2025, as part of the annual grant cycle, the Compensation Committee awarded Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart an aggregate of 164,053 shares of restricted stock. See Annual Equity Incentive Awards on page 38 for a discussion of the terms of the restricted stock awards. Holders of restricted stock receive non-forfeitable dividends to the extent declared by our Board, at the same rate paid to other stockholders of the Company. Our Board suspended the payment of dividends commencing the second quarter of 2020 but reinstated the dividend beginning in the first quarter of 2025.
(6)
For purposes of this table, the aggregate grant date fair values of performance stock units were determined based upon the target level of payment as the most probable outcome and were computed in accordance with FASB ASC Topic 718. The amounts shown exclude the impact of estimated forfeitures. See Note 16 to the Company’s 2025 Annual Report on Form 10-K, for discussion of the assumptions used in determining the grant date fair values of these share awards, including forfeiture assumptions, and the period over which the Company will recognize compensation expense for such awards.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 42

For a narrative description of the amounts reported in the Grants of Plan-Based Awards in 2025, see Principal Elements of 2025 Executive Compensation beginning on page 34 for a discussion of the various elements of compensation, including general description of the formula or criteria to be applied in determining the equity awards to be granted and material terms of the long-term equity incentive awards.

Outstanding Equity Awards at Fiscal Year-End 2025

The following table lists the restricted stock and performance stock units outstanding for each NEO as of December 31, 2025. There were no stock options outstanding for any NEO as of December 31, 2025.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(8)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(8)
Sean Gamble	61,656	(1)	$1,432,885	554,794	(5)	$12,893,413
	94,953	(3)	$2,206,708	427,267	(6)	$9,929,685
	94,717	(4)	$2,201,223	241,529	(7)	$5,613,134
Melissa Thomas	11,989	(1)	$278,624	107,876	(5)	$2,507,038
	19,121	(3)	$444,372	86,037	(6)	$1,999,500
	19,890	(4)	$462,244	50,721	(7)	$1,178,756
Michael Cavalier	11,989	(1)	$278,624	107,876	(5)	$2,507,038
	19,121	(3)	$444,372	86,037	(6)	$1,999,500
	18,652	(4)	$433,472	47,562	(7)	$1,105,341
Valmir Fernandes	9,934	(1)	$230,866	89,383	(5)	$2,077,261
	16,418	(3)	$381,554	73,877	(6)	$1,716,901
	16,131	(4)	$374,884	41,133	(7)	$955,931
Wanda Gierhart	9,249	(1)	$214,947	83,219	(5)	$1,934,010
	42,808	(2)	$994,858	66,883	(6)	$1,554,361
	14,864	(3)	$345,439	37,389	(7)	$868,920
	14,663	(4)	$340,768

(1)
The remaining number of shares of restricted stock granted on February 20, 2023 as part of the annual grant cycle. These shares of restricted stock vested ratably over a three-year period.
(2)
The number of shares of restricted stock granted on February 20, 2023 to Ms. Gierhart as a special grant. These shares of restricted stock vested on the third anniversary of the grant date.
(3)
The remaining number of shares of restricted stock granted on February 20, 2024 as part of the annual grant cycle. These shares of restricted stock vest ratably over a three-year period.
(4)
The number of shares of restricted stock granted on February 21, 2025 as part of the annual grant cycle. These shares of restricted stock vest ratably over a three-year period.
(5)
The number of shares of Common Stock underlying the performance stock units granted on February 20, 2023 that vest on February 20, 2026. The reported numbers are based upon the achievement of maximum level of payment as the most probable outcome and were computed in accordance with FASB ASC Topic 718.
(6)
The number of shares of Common Stock underlying the performance stock units granted on February 20, 2024 that vest on February 20, 2027. The reported numbers are based upon the achievement of maximum level of payment as the most probable outcome and were computed in accordance with FASB ASC Topic 718.
(7)
The number of shares of Common Stock underlying the performance stock units granted on February 21, 2025 that vest on February 21, 2028. The reported numbers are based on 170% of target level of payment as the most probable outcome computed in accordance with FASB ASC Topic 718.
(8)
The fair market value was calculated based on the closing price of Common Stock on December 31, 2025 of $23.24 per share.

Stock Option Exercises and Stock Vested in 2025

The following table provides information on the vesting of restricted stock and performance stock units during 2025 for each of the NEOs. There were no stock options that vested for any of the NEOs during 2025.

Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2) ($)
Sean Gamble	421,391	11,946,141
Melissa Thomas	128,162	3,583,317
Michael Cavalier	126,066	3,656,724
Valmir Fernandes	101,969	2,957,924
Wanda Gierhart	93,035	2,684,027

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 43

(1)
The reported numbers include Common Stock from the following vest events
(i)
The remaining restricted stock granted to Messrs. Gamble, Cavalier and Fernandes and Ms. Gierhart in February 2021 that vested on February 19, 2025;
(ii)
The remaining restricted stock granted to Messrs. Gamble and Cavalier and Ms. Gierhart in July 2021 that vested on July 28, 2025;
(iii)
Restricted stock granted in 2022 to Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart that vested one-third on February 23, 2025;
(iv)
Shares of Common Stock underlying performance stock units granted in 2022 to Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart that vested on February 23, 2025;
(v)
Restricted stock granted in 2023 to Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart that vested one-third on February 20, 2025;
(vi)
Restricted stock granted in 2024 to Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart that vested one-third on February 20, 2025; and
(vii)
The remaining sign-on grant of restricted stock to Ms.Thomas that vested on November 8, 2025.
(2)
The aggregate dollar amount realized upon vesting was calculated based on the closing price of the Common Stock on the following dates:
(i)
February 18, 2025 of $33.06;
(ii)
February 19, 2025 of $28.57;
(iii)
February 21, 2025 of $27.45;
(iv)
July 25, 2025 of $29.04; and
(v)
November 7, 2025 of $28.58

Employment Agreements

We have employment agreements with Sean Gamble, Melissa Thomas, Michael Cavalier, Valmir Fernandes, and Wanda Gierhart. Consistent with our compensation philosophy, the Company entered into the employment agreements to align the compensation of certain executive officers more closely with market competitive compensation.

The following is a summary of the key provisions of the current employment agreements of our NEOs:

Term

The initial terms of the employment agreements of Messrs. Gamble, Fernandes and Cavalier and Mses. Thomas and Gierhart are three years. At the end of each year, the term is extended for an additional one-year period unless their employment is terminated.

Base salary

The base salaries are subject to review each year by our Compensation Committee for increase (but not decrease).

Cash Bonus

In addition to base salaries, the NEOs are eligible to receive a cash bonus upon the Company meeting certain performance targets set by the Compensation Committee for the year. Ms. Thomas’ target cash bonus shall not be less than 90% of her base salary.

Long-term Equity Incentive Awards

The NEOs are entitled to participate in and receive grants of long-term equity incentive awards. Ms. Thomas’ annual equity incentive awards must be at least 175% of her base salary.

Benefits

The NEOs qualify for our 401(k) matching program and are also entitled to certain additional benefits including life insurance and disability insurance.

Perquisites

The employment agreements of Messrs. Gamble, Fernandes and Cavalier and Mses. Thomas and Gierhart provide that, unless the executive’s employment is terminated by us for cause the executive will be entitled to office space and support services for a period of not more than three (3) months following the date of any termination.

Covenants

All of our NEO’s employment agreements contain various covenants, including covenants related to confidentiality and non-competition (other than certain permitted activities as defined therein). All non-compete covenants have a term of one year after termination of the executive’s employment. However, if employment is terminated by the NEO for good reason (as defined in the employment agreements), the covenant of non-competition becomes null and void.

Severance Payments

The employment agreements provide for severance payments upon termination of employment, the amount and nature of which depends upon the reason for termination.

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Termination for Good Reason or Without Cause

If Messrs. Gamble, Fernandes or Cavalier or Mses. Thomas or Gierhart are terminated by us without cause, the executive shall receive (i) base salary due through the date of the termination, (ii) a prorated bonus, if earned and (iii) previously-vested equity awards and employment benefits (the “Accrued Employment Entitlements”); two times the base salary in effect as of the date of such termination, payable in accordance with the Company’s normal payroll practices for a period of twenty-four (24) months, subject to the requirements of Section 409A of the Code; an amount equal to the cash bonus target in the year of termination, payable in a lump sum within thirty (30) days of termination for Mr. Gamble and Mses. Thomas and Gierhart; an amount equal to the most recent cash bonus received by the executive for the year ended prior to the date of such termination, payable in a lump sum within thirty (30) days of termination, for Messrs. Fernandes and Cavalier; outstanding stock options will become fully vested and exercisable upon such termination; long-term equity incentive awards other than stock options with time-based vesting provisions shall become vested on a pro rata basis and long-term equity incentive awards other than stock options with performance-based vesting provisions shall remain outstanding through the remainder of the applicable performance period and if or to the extent the performance provisions are attained shall become vested on a pro rata basis without any regard to any continued employment requirement. The executive and executive’s dependents will also be entitled to continue to participate in the Company’s health insurance programs for a period of twenty-four (24) months from the termination date.

If Messrs. Gamble, Fernandes or Cavalier or Mses. Thomas or Gierhart resigns for good reason (as defined in their respective employment agreement) the executive shall receive all of the above stated payments and benefits except that the base salary shall be payable in a lump sum subject to the requirements of Section 409A of the Code.

Termination Due to Death or Disability

In the event an executive’s employment is terminated due to death or disability (as defined in the employment agreement), the executive or the executive’s estate will receive: the Accrued Employment Entitlements; a lump sum payment equal to twelve (12) months of executive’s base salary as in effect at the time of termination, provided, in the case of disability, such amount shall be offset by the amount of base salary paid by the Company to executive or representative following the date the executive was first unable to substantially perform duties under the employment agreement through the date of termination, any benefits payable to executive and/or the executive’s beneficiaries in accordance with the terms of any applicable benefit plan and the executive (in disability) and executive’s dependents will be entitled to continue to participate in the Company’s health insurance programs for twelve (12) months from the termination date. All outstanding long-term equity incentive awards shall vest in accordance with the terms of the incentive plan.

Termination for Cause or Voluntary Termination

In the event an executive’s employment is terminated by us for cause or under a voluntary termination (other than termination due to disability or good reason), the executive will receive accrued base salary through the date of termination and any previously vested rights under equity awards issued under an incentive compensation plan in accordance with the terms of such plan. If Mr. Gamble voluntarily terminates his employment after January 1, 2031 (i) any outstanding stock options granted to Mr. Gamble will be vested and/or exercisable for the period through the date of such termination of employment, and will remain exercisable, in accordance with the terms contained in the plan and the agreement pursuant to which such stock options were granted, (ii) any equity incentive award (other than stock options) with time-based vesting provisions granted to Mr. Gamble will be fully vested and (iii) any equity incentive awards with performance-based vesting provisions will remain outstanding through the remainder of the applicable performance period (without regard to any continued employment requirement) and, if or to the extent the performance provisions are attained, such equity incentive awards will become fully vested (without regard to any continued employment requirement).

Termination Due to Change in Control

In the event an executive’s employment is terminated by us (other than for disability, death or cause) or by executive for good reason within one (1) year after a change in control (as defined in the employment agreement), the executive shall receive accrued compensation through the date of termination and the sum of two times executive’s base salary. Mr. Gamble and Ms. Thomas will also receive one and one half times the annual bonus target for the year in which the termination occurs and Messrs. Cavalier and Fernandes and Ms. Gierhart will receive one and one half times the most recent cash bonus received by executive for any year ended prior to the date of termination payable in a lump sum within 30 days of termination. Each executive and executive’s dependents shall be entitled to continue to participate in the Company’s welfare benefit plans and insurance programs for a period of 30 months from the termination date. Any outstanding equity award granted to the executive shall become fully vested and/or exercisable as of the date of such termination and shall remain exercisable in accordance with the terms of the plan or agreement pursuant to which such long-term equity incentive awards were granted.

The headings – Potential Payments Upon Termination by us Without Cause or by Executive for Good Reason, Potential Payments Upon Termination due to Change in Control and Potential Payments Upon Death or Disability provide information on amounts payable had a termination for good reason, a change in control, death or disability occurred on December 31, 2025.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 45

The following tables provide the amounts payable to the NEOs pursuant to their respective employment agreements upon severance without cause, for a good reason, for cause, death or disability and change in control, assuming such triggering event occurred on December 31, 2025.

Potential Payments upon Termination by us Without Cause or by Executive for Good Reason

Name	Salary ($) (1)	Bonus ($) (2)	Health Insurance ($)(3)	Life and Disability Insurance ($)(3)	Assistance ($)(4)	Value of Equity Awards ($)(5)	Total ($)
Sean Gamble	2,000,000	4,800,000	35,020	17,310	828	24,298,791	31,151,949
Melissa Thomas	1,300,000	1,950,000	35,020	15,296	828	4,822,161	8,123,305
Michael Cavalier	1,280,000	2,268,000	22,146	31,322	828	4,786,022	8,388,318
Valmir Fernandes	1,230,000	2,178,000	31,636	36,636	828	4,033,046	7,510,146
Wanda Gierhart	1,150,000	1,380,000	22,262	31,008	828	4,658,086	7,242,184

(1)
Based on the base salaries in effect as of December 31, 2025, the amounts reported are calculated as two times the base salary for Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart. Subject to Treasury Regulations as specified in the respective employment agreements, the amounts would have been payable according to the Company’s normal payroll practices for a period of 24 months to Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart.
(2)
For Mr. Gamble and Mses. Thomas and Gierhart, the amounts reported are calculated using the target cash bonus for 2025 plus the cash bonus each would have received for 2025. For Messrs. Cavalier and Fernandes the amounts reported are calculated using the cash bonus received for 2024 plus the cash bonus each would have received for 2025. The reported amounts would have been payable to Messrs. Gamble, Cavalier and Fernandes and Mses.Thomas and Gierhart in a lump sum within 30 days of termination.
(3)
The amounts reported are calculated as follows: group health and dental insurance programs for a period of 12-24 months for Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart. Life and Disability insurance includes premiums for basic life insurance, long-term disability, individual disability income protection and short-term disability.
(4)
Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart are entitled to use our office space for a period of three months following the date of termination. The amount reported is based on the use of a 144 square foot office at a rental rate of approximately $23 per square foot per year.
(5)
The amounts reported have been determined based on the following provisions in the respective employment agreements.

Pursuant to the employment agreements of Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart, any outstanding long-term equity incentive awards with time-based vesting provisions would have vested on a pro rata basis. Any long-term equity incentive awards with performance-based vesting provisions would have remained outstanding through the remainder of the applicable performance period and, if or to the extent the performance provisions are attained, shall vest without regard to any continued employment requirement on a pro rata basis.

The pro rata basis for the long-term equity incentive awards is based on the percentage determined by dividing (i) the number of days from and including the grant date of such long-term equity incentive award through the termination date of the NEO’s employment, by (ii) the number of days from the grant date to the full vesting date/end of the applicable performance period, as applicable, of such long-term equity incentive awards. The total number of shares of Common Stock subject to the long-term equity incentive awards that would have vested for each of Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart on December 31, 2025 are as follows:

Unvested Restricted Stock:

Name	Number of Shares
Sean Gamble	182,121
Melissa Thomas	36,693
Michael Cavalier	36,043
Valmir Fernandes	30,667
Wanda Gierhart	68,854

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 46

Unvested Performance Stock Units:

Unvested Performance Stock Units outstanding, including the 2023 performance stock unit awards assuming maximum level payout, the 2024 performance stock unit awards assuming maximum level payout, and the 2025 performance stock unit awards assuming 170% of target payout.

Name	Number of Shares
Sean Gamble	863,438
Melissa Thomas	170,801
Michael Cavalier	169,896
Valmir Fernandes	142,872
Wanda Gierhart	131,580

Equity award values were calculated using the closing price of Common Stock on December 31, 2025 of $23.24 per share.

Potential Payments upon Termination for Cause

If a NEO terminates his or her employment voluntarily, or is terminated for cause, we are only required to pay any accrued unpaid base salary through the date of such termination.

Potential Payments upon Termination due to Change in Control

Name	Salary ($)(1)	Bonus ($)(2)	Health Insurance ($)(3)	Life and Disability Insurance ($)(3)	Assistance ($)(4)	Value of Equity Awards ($)(5)	Total ($)
Sean Gamble	2,000,000	5,600,000	43,775	21,638	828	35,267,630	42,933,870
Melissa Thomas	1,300,000	2,275,000	43,775	19,120	828	7,078,555	10,717,278
Michael Cavalier	1,280,000	2,826,000	27,683	39,153	828	6,963,424	11,137,088
Valmir Fernandes	1,230,000	2,713,500	39,545	45,795	828	5,906,121	9,935,789
Wanda Gierhart	1,150,000	1,610,000	27,828	38,760	828	6,406,687	9,234,103

(1)
The amounts reported are calculated as follows: two times the base salary in effect as of December 31, 2025, payable in a lump sum within 30 days of such termination.
(2)
The amounts reported for Mr. Gamble and Mses. Thomas and Gierhart are equal to the amount each would have received for 2025 and one and a half times the 2025 bonus target. The amounts reported for Messrs. Cavalier and Fernandes are equal to the amount each would have received for 2025 and one and a half times the bonus for 2024. In each case the amounts would be payable in a lump sum within 30 days of such termination.
(3)
The amounts reported are calculated as follows: group health and dental insurance premiums for a period of 30 months. Disability insurance includes premiums for long-term disability, individual disability income protection, and short-term disability.

(4)
Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart are entitled to use our office space for a period of three months following the date of termination. The reported amount is based on the use of a 144 square foot office at a rental rate of approximately $23 per square foot per year.
(5)
The amounts reported have been determined based on the following provision in the respective employment agreements: upon termination due to change in control, any outstanding equity award granted to the NEO shall be fully vested and all restrictions shall lapse.

Pursuant to the above, the total number of shares of Common Stock subject to the long-term equity incentive awards that would have vested for each of Messrs. Gamble, Cavalier and Fernandes and Mses. Thomas and Gierhart upon termination due to a change in control on December 31, 2025 are as follows:

Unvested Restricted Stock:

Name	Number of Shares
Sean Gamble	251,326
Melissa Thomas	51,000
Michael Cavalier	49,762
Valmir Fernandes	42,483
Wanda Gierhart	81,584

Unvested Performance Stock Units:

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 47

Unvested Performance Stock Units outstanding, including the 2023 performance stock unit awards and the 2024 performance stock unit awards, assuming maximum payout and the 2025 performance stock unit awards assuming 170% of target payout.

Name	Number of Shares
Sean Gamble	1,266,214
Melissa Thomas	253,585
Michael Cavalier	249,869
Valmir Fernandes	211,653
Wanda Gierhart	194,091

Long-term equity incentive award values were calculated using the closing price of our Common Stock on December 31, 2025 of $23.24 per share.

Potential Payments upon Termination due to Death or Disability

Name	Salary($)(1)	Bonus ($)(2)	Health Insurance ($)(3)	Life and Disability Insurance ($)(3)	Assistance ($)	Value of Equity Awards ($)(4)	Total ($)
Sean Gamble	1,000,000	3,200,000	17,510	8,655	—	24,298,791	28,525,784
Melissa Thomas	650,000	1,300,000	17,510	7,648	—	4,822,161	6,798,147
Michael Cavalier	640,000	1,152,000	11,073	15,661	—	4,786,022	6,605,584
Valmir Fernandes	615,000	1,107,000	15,818	18,318	—	4,033,046	5,790,010
Wanda Gierhart	575,000	920,000	11,131	15,504	—	4,658,086	6,180,549

(1)
The amounts reported are the base salary of each named executive officer in effect as of December 31, 2025, payable in a lump sum.
(2)
The amounts reported are the cash bonus each NEO would receive for 2025 payable in a lump sum at the same time as the cash bonus payments are made to other similarly situated active executives.

(3)
The amounts reported are calculated as follows: group health and dental insurance programs for a period of 12 months. Disability insurance includes premiums for long-term disability, individual disability income protection and short-term disability.
(4)
The amounts reported have been determined based on the following provision in the respective employment agreements: any outstanding long-term equity incentive awards shall vest on a pro rata basis. Any long-term equity incentive awards with performance-based vesting provisions shall remain outstanding through the remainder of the applicable performance period and, if or to the extent the performance provisions are attained, shall vest without regard to any continued employment requirement on a pro-rata basis. The pro rata basis for the long-term equity incentive awards is based on the percentage determined by dividing (i) the number of days from and including the grant date of such equity award through the termination date of the NEO’s employment, by (ii) the number of days from the grant date to the full vesting date/end of the applicable performance period, as applicable, of such long-term equity incentive awards. The participant or the participant’s estate or representative shall be entitled to receive any previously vested long-term equity incentive awards. Pursuant to the above, the total number of shares of Common Stock subject to the long-term equity incentive awards that would have vested upon death or disability of each of Messrs. Gamble, Cavalier and Fernandes and Ms. Thomas would have been as follows:

Unvested Restricted Stock:

Name	Number of Shares
Sean Gamble	182,121
Melissa Thomas	36,693
Michael Cavalier	36,043
Valmir Fernandes	30,667
Wanda Gierhart	68,854

Unvested Performance Stock Units:

Unvested Performance Stock Units outstanding including the 2023 performance stock unit awards and the 2024 performance stock unit awards, assuming maximum payout and the 2025 performance stock unit awards assuming 170% of target payout.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 48

Name	Number of Shares
Sean Gamble	863,438
Melissa Thomas	170,801
Michael Cavalier	169,896
Valmir Fernandes	142,872
Wanda Gierhart	131,580

The values of the long-term equity incentive awards have been calculated using the closing price of our Common Stock on December 31, 2025 of $23.24 per share.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column)
Equity compensation plans approved by security holders	4,871,477	—	12,163,075
Equity compensation plans not approved by security holders	—	—	—
Total	4,871,477	—	12,163,075

(1)
Includes shares that may be issued under performance stock unit awards if performance metrics are achieved. As of December 31, 2025, there is a maximum of 3,265,819 shares of performance stock units that are shares issuable under performance stock unit awards with remaining performance periods.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of SEC Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our median-compensated employee and the annual total compensation of our CEO.

As a leader and one of the most geographically diverse operators in the motion picture exhibition industry, we operated 496 theaters and 5,637 screens in the U.S. and Latin America as of December 31, 2025, and our employee population consisted of approximately 69% part-time employees, many of whom were compensated on an hourly basis. Our median employee was a theatre team member, paid hourly and employed on a part-time basis.

The annual total compensation of our median-compensated employee was $11,718, and the annual total compensation of Sean Gamble our President and CEO during 2025, as reported in the Summary Compensation Table presented elsewhere in this proxy statement, was $10,815,407. Based on this information, the ratio of the total compensation of Mr. Gamble to the annual total compensation of our median-compensated employee was 923 to 1.

To identify our median employee, as well as to determine the annual total compensation of the “median employee” for this purpose, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:

•
As permitted by Instruction 2 to Item 402(u) of Regulation S-K, we determined our median employee based on our employee population as of October 1, 2025 (the “Determination Date”).
•
Under the de minimis exception of the pay ratio rule, we excluded the employee populations of certain jurisdictions comprising approximately 5% or less of our total employees. The jurisdictions and approximate number of employees excluded were Bolivia (50), Costa Rica (155), Guatemala (36), Nicaragua (30), and Peru (752). As of October 1, 2025, we had 23,996 employees, comprised of 17,097 U.S. employees and 6,899 non-U.S. employees.
•
To identify the median employee from our employee population, we used total compensation including wages, bonuses and benefits reflected in our payroll records, which we believe is a reasonable method of identifying the median employee. The substantial majority of our employees do not participate in our long-term incentive program.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 49

Therefore, we believe that excluding that program from consideration does not meaningfully impact the identification of the median employee.
•
In making these determinations, we annualized the compensation for employees who were on our payroll as of the Determination Date but were salaried new hires and salaried employees who were on a leave of absence by taking an employee’s compensation for the number of bi-weekly pay periods for which they were actively employed and annualizing such amount for the full year of 26 pay periods. Except for the annualization as described, we did not make any assumptions, adjustments, or estimates with respect to total cash compensation.

This pay ratio is a reasonable estimate calculated in a manner consistent with the applicable rules. The rules allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above.

Pay Versus Performance Table

The following is disclosure pursuant to the SEC's pay versus performance rules ("PVP Rules"). The PVP Rules create a new definition of pay referred to as Compensation Actually Paid ("CAP"), which is compared to certain performance measures as defined by the SEC. The amounts set forth below in the required table are calculated pursuant to SEC rules but do not represent amounts that have actually been earned or realized by our NEOs. Performance conditions for some of these awards have not yet been satisfied. The Compensation Committee does not utilize CAP as the basis for making compensation decisions. For a more detailed discussion on our compensation philosophy, please refer to Compensation Discussion and Analysis beginning on page 30.

Pay Versus Performance Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

					Value of Initial Fixed $100 Investment Based on:
Year	SCT Total for CEO ($)(1)	CAP to CEO ($)(2)	Average SCT Total for Non- CEO NEOs ($)(3)	Average CAP to Non-CEO NEOs ($)(2)	Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)	Net Income ($)	Adjusted EBITDA (in millions) ($)(5)

2025	10,815,407	(2,705,894)	2,982,902	407,698	134.94	196.30	138,200,000	577.9

2024	9,820,030	27,325,767	2,724,948	6,842,034	92.95	195.60	309,700,000	590.2

2023	8,802,493	12,197,702	2,636,775	3,544,836	42.28	154.34	188,200,000	594.1

2022	5,954,650	3,332,400	2,304,413	1,249,438	25.98	124.11	(271,200,000)	336.5

2021	7,753,272	6,762,279	2,767,255	1,630,054	48.36	152.43	(422,800,000)	80.0

(1)
For 2022, 2023, 2024 and 2025, our CEO was Sean Gamble. For 2021, our CEO was Mark Zoradi.
(2)
The table below sets forth the adjustments to Total Compensation as reported in the Summary Compensation Tables used in calculating the CAP for each applicable year. Fair value, or changes in fair value, of equity awards was determined by reference to prices on applicable year-end dates or the actual vesting dates. For 2021, all of the outstanding unvested equity awards for Mark Zoradi vested at the end of the term of his employment agreement on December 31, 2021.

			CEO					Average for Non-CEO NEOs
	2025	2024	2023	2022	2021	2025	2024	2023	2022	2021

SCT Total	$10,815,407	$9,820,030	$8,802,493	$5,954,650	$7,753,272	$2,982,902	$2,724,948	$2,636,775	$2,304,413	$2,767,255

Less, value of Stock Awards reported in SCT	$6,499,968	$5,849,984	$5,399,991	$3,628,435	$4,571,726	$1,189,546	$1,070,792	$1,069,987	$936,305	$2,057,955

Plus, year-end fair value of current year Equity Awards	$5,503,069	$11,030,584	$6,514,202	$1,887,222	$3,650,260	$1,007,105	$2,019,060	$1,290,763	$486,991	$1,016,649

Plus, year-over-year change in fair value of outstanding unvested Equity Awards	($11,415,850)	$12,042,148	$2,017,153	($944,003)	—	($2,133,961)	$2,933,058	$527,645	($590,280)	($59,102)

Plus, year-over-year change in fair value of Equity Awards granted in prior year that vested in the year	($1,108,552)	$282,989	$263,845	$62,966	($69,527)	($258,804)	$235,760	$159,640	($15,381)	($36,793)

Compensation actually paid	($2,705,894)	$27,325,767	$12,197,702	$3,332,400	$6,762,279	$407,698	$6,842,034	$3,544,836	$1,249,438	$1,630,054

(3)
For 2022, 2023, 2024 and 2025, our Non-CEO NEOs included Melissa Thomas, Executive Vice President – Chief Financial Officer; Michael Cavalier, Executive Vice President – General Counsel; Valmir Fernandes, President – Cinemark International; and Wanda Gierhart, Chief Marketing and Content Officer. For 2021 our Non-CEO NEOs included Lee Roy Mitchell, Executive Chairman of the Board; Sean Gamble, Executive Vice President – Chief Financial Officer and Chief Operating Officer; Michael Cavalier, Executive Vice President – General Counsel; and Valmir Fernandes, President – Cinemark International.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 50

(4)
Reflects Net Income Attributable to Cinemark Holdings, Inc. For the fiscal years ended 2021, 2022, 2023, 2024 and 2025, the peer group TSR includes the S&P 500 Index, AMC Entertainment Holdings, Inc. and IMAX Corporation, two other publicly held companies in our industry with whom we compete for investor capital. The amounts shown set forth the total shareholder return assuming reinvestment of dividends during the 4-year period ended 12/31/25, 12/31/24, 12/31/23, 12/31/22 and 12/31/21, respectively, weighted based upon the S&P Index and AMC and IMAX’s stock market capitalization at the beginning of each period for which a return is indicated.
(5)
Adjusted EBITDA is a non-GAAP measure used by management and our board of directors to assess our financial performance and enterprise value. Adjusted EBITDA is considered a key performance measure in our industry. Annex A sets forth our reconciliation of Adjusted EBITDA (in millions).

Three Most Important Measures for Determining NEO Pay

Measure 1 – Adjusted EBITDA

Measure 2 – Revenues

Measure 3 – Cash Flow

Compensation Actually Paid Versus Total Shareholder Return
Compensation Actually Paid ($ Millions)
$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
Total Shareholder Return
$250
$200
$150
$100
$50
$0
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to NEOs
Company Total Shareholder Return
Peer TSR

Compensation Actually Paid Versus Net Income & Adjusted EBITDA
Compensation Actually Paid ($ Millions)
$27.0
$22.0
$17.0
$12.0
$7.0
$2.0
-$3.0
Net Income & Adjusted EBITDA ($ millions)
$800
$600
$400
$200
$0
-$200
-$400
-$600
2021
2022
2023
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to NEOs
Net Income (Loss)
Adjusted EBITDA

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 51

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and any person owning more than ten (10%) of the outstanding shares of our common stock, to file reports regarding their ownership and changes in ownership of our stock with the Securities and Exchange Commission. Based on our review of these reports, we believe that, during the fiscal year ended December 31, 2025, all reports required to be filed during such year were filed on a timely basis, except:

•
Two Form 4s for Raymond Syufy—one of which related to three transactions involving the transfer of common stock to a revocable family trust for which Mr. Syufy is a trustee (the “Syufy Family Trust”) for no consideration and one transaction related to the receipt of the grant of restricted stock pursuant to the Company’s director compensation policy and the other of which related to three transactions involving the transfer of common stock to the Syufy Family Trust for no consideration;
•
One Form 4 for Valmir Fernandes related to one transaction involving the transfer of common stock to a revocable family trust for which Mr. Fernandes is a trustee for no consideration;
•
One Form 4 for Nina Vaca (Ximena Humrichouse) related to one transaction involving a gift;
•
Two Form 4s for Steven Rosenberg—one of which corrected a previously filed Form 4 that incorrectly reported the disposition of common stock as a direct disposition rather than a disposition of common stock through a family trust for which Mr. Rosenberg is a trustee (the “Rosenberg Family Trust”) and the other of which related to 13 transactions involving the transfer of common stock to the Rosenberg Family Trust and two transactions involving the transfer of common stock from the Rosenberg Family Trust to a minority-owned company of Mr. Rosenberg, each of which occurred for no consideration;
•
One Form 3 and one Form 4 for Mark Zoradi—the Form 3 corrected a previously filed form that omitted shares of common stock beneficially owned by Mr. Zoradi through his joint account with his daughter and that incorrectly reported beneficial ownership of common stock as a direct holding rather than beneficially owned through a family trust for which Mr. Zoradi serves as a trustee (the “Zoradi Family Trust”) and the Form 4 which related to 7 transactions involving the transfer of common stock to the Zoradi Family Trust for no consideration and to the correction of a previously filed Form 4 that incorrectly reported acquisitions and dispositions of common stock as direct acquisitions and direct dispositions rather than through the Zoradi Family Trust; and
•
Sean Gamble filed three Form 4/As and one late Form 4 related to three transactions involving the transfer of common stocks to a trust for which Mr. Gamble and his spouse are co-trustees (the “Gamble Family Trust”) for no consideration and, to correct a previously filed Form 4 that omitted that the transfer of common stock was from the Gamble Family Trust instead of directly from Mr. Gamble.

In making this statement, Cinemark has relied upon the examination of copies of Forms 3, 4, and 5 and the written representations of its directors and executive officers.

Security Ownership of Certain Beneficial Owners and Management

Beneficial ownership has been determined in accordance with the applicable rules and regulations, promulgated under the Exchange Act. Unless indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. To the extent indicated below, shares beneficially owned by a person include shares of which the person has the right to acquire beneficial ownership within 60 days of the Record Date and are included for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Percentage ownership is based on 116,802,477 shares of Common Stock outstanding as of the Record Date. As of the Record Date, there were approximately 824 holders of record of our Common Stock.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 52

	Beneficial Ownership
Names of Beneficial Owner	Number(1)	Percentage
5% Stockholders
BlackRock, Inc.(2)	16,105,999	13.8
Orbis Investment Management, Ltd.(3)	15,057,911	12.9
The Vanguard Group(4)	13,207,009	11.3
Lee Roy Mitchell(5)	10,144,031	8.7
Wellington Management Group LLP(6)	9,536,900	8.2
Barclays PLC(7)	7,325,742	6.3

Directors and NEOs
Sean Gamble(8)	914,301	*
Melissa Thomas(9)	205,096	*
Michael Cavalier(10)	372,954	*
Valmir Fernandes(11)	193,900	*
Wanda Gierhart (12)	128,382	*
Darcy Antonellis(13)	55,263	*
Benjamin Chereskin(14)	116,013	*
Nancy Loewe(13)	49,589	*
Kevin Mitchell(13)	19,431	*
Steven Rosenberg(15)	61,943	*
Enrique Senior(13)	66,040	*
Carlos Sepulveda(13)	81,989	*
Raymond Syufy(16)	61,942	*
Nina Vaca(13)	53,586	*
Mark Zoradi(17)	448,812	*
Executive Officers & Directors as a Group (15 persons)(18)	2,829,241	2.4

* Less than 1%.

(1)
In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, the Company deemed outstanding shares of Common Stock subject to options held by that person that were currently exercisable at, or were exercisable within 60 days of, the Record Date. The Company did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
(2)
Based upon statements in Schedule 13G filed by BlackRock, Inc. on April 29, 2025, BlackRock, Inc. may be deemed to beneficially own the reported shares and has filed Schedule 13G as the parent holding company or control person on behalf of its business units, subsidiaries and affiliates. The reporting entity has the sole power to vote or direct the vote of 15,951,103 shares and sole power to dispose or direct the disposition of 16,105,999 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.
(3)
Based upon statements in Schedule 13G filed by Orbis Investment Management Ltd. (“OIML”) and Allan Gray Australia Pty Ltd. (“AGAPL”), on February 17, 2026, OIML and AGAPL may be deemed to beneficially own the reported shares and have filed Schedule 13G as financial institutions. OIML has sole voting power and sole dispositive power over 14,992,663 shares. AGAPL has sole voting power and sole dispositive power over 65,248 shares. OIML’s address is Orbis House, 25 Front Street, Hamilton Bermuda HM11, and AGAPL’s address is Level 2, Challis House, 4 Martin Place, Sydney NSW2000, Australia.
(4)
Based upon statements in Schedule 13G/A filed by The Vanguard Group on February 13, 2024, the Vanguard Group may be deemed to beneficially own the reported shares and has filed Schedule 13G/A as an investment advisor. The Vanguard Group has (i) shared voting power over 182,856 shares (ii) shared dispositive power over 298,583 shares, and (iii) sole dispositive power over 12,908,426 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.
(5)
Based on statements in Schedule 13G filed August 13, 2025, Lee Roy Mitchell, Button Tree Investments LLC, Gary D. Witherspoon, and The Mitchell Special Trust II may be deemed to beneficially own the reported shares as holding companies or other entities. As holding companies, Lee Roy Mitchell and Gary D. Witherspoon have shared voting power and shared dispositive power over 10,144,031 shares. Button Tree Investments LLC has shared voting and shared dispositive power over 5,724,836 shares. The Mitchell Special Trust II has shared voting power and shared dispositive power over 4,419,095 shares. The address for each of these reporting persons is 2525 Knight St., Suite 425, Dallas, TX 75219.
(6)
Based upon statements in Schedule 13G/A filed by Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (collectively the "Wellington Entities") on February 10, 2026, the Wellington Entities may be deemed to beneficially own the reported shares as holding companies or investment advisors. As holding companies, Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP have shared voting power with respect to 7,696,431 shares and shared dispositive power with respect to 9,536,900 shares. As an investment advisor, Wellington Management Company LLP, has shared voting power with respect to 7,673,551 shares and shared dispositive power with respect to 8,852,525 shares. The Wellington Investment Advisers are Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd and Wellington Management Australia Pty Ltd. The address of the Wellington Entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.
(7)
Based on statements in Schedule 13G filed by Barclays PLC on May 13, 2025, Barclays PLC may be deemed to beneficially own the reported shares and has filed Schedule 13G as a holding company on behalf of its subsidiaries Barclays Capital Inc., Barclays Capital Securities Ltd., and Barclays Investment Solutions Limited. Barclays PLC has sole voting power and sole dispositive power over 7,290,348 shares and shared voting power and shared dispositive power over 35,394 shares. The address of Barclays PLC is 1 Churchill Place, Long - E14 5HP.
(8)
Includes 219,284 shares of restricted stock and 695,017 shares held in a grantor trust of which Mr. Gamble and his spouse are trustees.
(9)
Includes 46,775 shares of restricted stock.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 53

(10)
Includes 42,273 shares of restricted stock and 330,681 shares held in a grantor trust of which Mr. Cavalier is a trustee.
(11)
Includes 37,515 shares of restricted stock and 156,385 shares held in a grantor trust of which Mr. Fernandes is a trustee.
(12)
Includes 33,830 shares of restricted stock.
(13)
Includes 4,200 shares of restricted stock.
(14)
Includes 4,200 shares of restricted stock, 3,568 shares held by LEGATUM Partners, L.P., of which shares Mr. Chereskin is the beneficial owner, and 9,736 shares held in a grantor trust of which Mr. Chereskin’s spouse is a trustee.
(15)
Includes 4,200 shares of restricted stock and 9,576 shares held in a grantor trust of which Mr. Rosenberg is a trustee.
(16)
Includes 4,200 shares of restricted stock and 57,742 shares held in a grantor trust of which Mr. Syufy is a trustee.
(17)
Includes 4,200 shares of restricted stock, 436,608 shares held in a grantor trust of which Mr. Zoradi is a trustee, and 320 share held jointly with Mr. Zoradi's daughter.
(18)
The numbers reported do not include 1,440,511 shares of Common Stock underlying performance stock awards granted to the NEOs in February 2024, February 2025 and February 2026, based on the achievement of 200% of target level payout for 2024 grants, 170% of target level payout for 2025 grants, and target level payout of 2026 grants as the most probably outcome computed for each grant in accordance with FASB ASC Topic 718.

APPOINTMENT OF ACCOUNTING FIRM

Item 3: Ratification of the Appointment of Deloitte & Touche, LLP as our Independent registered public accounting firm for 2026.

The Audit Committee has appointed, and the Board has ratified, the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for 2026. As a matter of good corporate governance, we are seeking stockholder ratification of the appointment of Deloitte & Touche. If the stockholders do not ratify the appointment of Deloitte & Touche, the Audit Committee may review its future selection of auditors. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.

We paid the following fees (in thousands) to Deloitte & Touche and its affiliates for professional services rendered by them during 2025 and 2024, respectively:

Fees	2025 ($)	2024 ($)
Audit	2,069.5	2,080.3
Audit Related	—	—
Tax(1)	129.6	57.5
Other	13.6	26.9
Total	2,212.7	2,164.7

(1)
Fees primarily include transfer pricing studies and tax compliance services.

One or more representatives of Deloitte & Touche are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to answer appropriate questions.

Unless marked to the contrary, proxies received will be voted “FOR” ratification of the appointment of Deloitte & Touche as the independent registered public accounting firm for 2025.

The Board unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for 2026.

The Audit Committee approves all audit and permissible non-audit services above a de-minimis threshold (including the fees and terms of the services) performed for the Company by Deloitte & Touche prior to the time that those services are commenced. The Audit Committee may, when it deems appropriate, form and delegate this authority to a sub-committee consisting of one or more Audit Committee members, including the authority to grant pre-approvals of audit and permitted non-audit services. The decision of such sub-committee is presented to the full Audit Committee at its next meeting. The Audit Committee pre-approved all fees for 2025 noted in the table above.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for 2025. We have discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC. We have received the written disclosures and the letter from Deloitte & Touche as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and have discussed with Deloitte &

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 54

Touche its independence. Based on the above review and discussions, we recommended to the Board that the audited financial statements for the Company be included in the Company’s 2025 Annual Report on Form 10-K for filing with the SEC.

Respectfully submitted,

Nancy Loewe (Chair)

Darcy Antonellis

Steven Rosenberg

Carlos Sepulveda

Mark Zoradi

CERTAIN RELATIONSHIPS AND

RELATED PARTY TRANSACTIONS

Our Board has adopted a written policy supplementing our Code of Business Conduct and Ethics relating to the review, approval and ratification of transactions between us and “related parties” as generally defined by applicable rules under the Securities Act of 1933, as amended. The policy covers any related party transaction regardless of the amount involved as required by the NYSE listing standards. Our Board has determined that the Audit Committee is best suited to review and approve related party transactions, although in certain circumstances the Board may determine that a particular related party transaction be reviewed and approved by a majority of disinterested directors. In reviewing and approving a related party transaction, the Audit Committee, after satisfying itself that it has received all material information regarding the related party transaction under review, shall approve based upon the determination whether the transaction is fair and in the best interest of the Company.

Management presents any proposed related party transaction at an Audit Committee meeting for review and approval. If management becomes aware of a proposed or existing related party transaction that has not been presented or pre-approved by the Audit Committee, management shall promptly notify the Chair of the Audit Committee who shall submit such related party transaction to the full Audit Committee for approval or ratification, if the Audit Committee determines that such transaction is fair to the Company. If management, in consultation with our CEO, CFO or General Counsel determines that it is not practicable to wait until the next Audit Committee meeting, the Chair of the Audit Committee has been delegated the authority to review, consider and approve any such transaction. In such event, the Chair of the Audit Committee shall report any related party transaction approved by the Chair of the Audit Committee at the next Audit Committee meeting. The Audit Committee may establish guidelines it determines as necessary and appropriate for management to follow in dealings with related parties and related party transactions. The procedures followed in considering a related party transaction are evidenced in the resolutions and minutes of the meetings of the Audit Committee or Board, as applicable.

The Company has the following related party transactions with Mr. Lee Roy Mitchell, Mr. Kevin Mitchell and Mr. Raymond Syufy.

Laredo Theatre

We manage one theater owned by Laredo Theatre, Ltd., (“Laredo”). We are the sole general partner and own 75% of the limited partnership interests of Laredo. Lone Star Theatres, Inc. (“Lone Star”) owns the remaining 25% of the limited partnership interests in Laredo and is 100% owned by Mr. David Roberts, Lee Roy Mitchell’s son-in-law and Kevin Mitchell's brother-in-law. Under the agreement, management fees are paid by Laredo to us at a rate of 5% of annual theater revenues. During 2025, we recorded approximately $0.7 million of management fee revenue from Laredo, and we paid excess cash distributions of $1.3 million to Lone Star as required by the partnership agreement. As the sole general partner and the majority limited partner of Laredo, we control the affairs of the limited partnership and have the rights to dissolve the partnership, close or sell the theater. We also have a license agreement with Laredo permitting Laredo to use the “Cinemark” service mark, name and corresponding logos and insignias in Laredo, Texas.

Copper Beech LLC

Effective September 2, 2009, Cinemark USA, Inc. (CUSA), a wholly-owned subsidiary of the Company, entered into an Aircraft Time Sharing Agreement (“Aircraft Agreement”) with Copper Beech Capital, LLC, a Texas limited liability company (“Operator”), for the use of an aircraft and flight crew on a time sharing basis. Lee Roy Mitchell, our founder and a member of the Board through February 15, 2023, and his wife, Tandy Mitchell, own the membership interests of the Operator. The private aircraft was used by Messrs. Lee Roy and Kevin Mitchell and other executives who accompany Mr. Mitchell to

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business meetings for the Company. The Aircraft Agreement specifies the maximum amount that the Operator can charge the Company under the applicable regulations of the Federal Aviation Administration for the use of the aircraft and flight crew. The Company pays the Operator the direct costs and expenses related to fuel, pilots, landing fees, storage fees, insurance obtained for the specific flight, flight planning, weather contract services and expenses such as in-flight food and beverage services and passenger ground transportation incurred during a trip. For 2025, the aggregate amounts paid to the Operator for the use of the aircraft was less than $0.1 million.

Showbiz direct, llc

Kevin Mitchell, a director of the Company, owns ShowBiz Direct, LLC (“ShowBiz Direct”). ShowBiz Direct distributes and markets motion pictures through itself or independent third parties. The Company conducted arms-length negotiations with an independent third party for film licensing terms and agreed to film licensing terms for ShowBiz Direct substantially similar to film licensing terms agreed to with other similarly-sized independent distributors. The Audit Committee reviewed the film licensing rates for ShowBiz Direct and found that such rates were fair to the Company. The Company paid ShowBiz Direct film rental expense less than $0.1 million in 2025. ShowBiz Direct is entitled to a fixed distribution fee and reimbursement of marketing expenses, including an agreed upon return on marketing expenses, from the content owner out of such film rental.

FE Concepts, LLC

The Company, through its wholly-owned indirect subsidiary CNMK Texas Properties, LLC, formed a joint venture, FE Concepts, LLC (“FE Concepts”), with AWSR Investments, LLC (“AWSR”), an entity owned by Lee Roy Mitchell and Tandy Mitchell. FE Concepts operates a family entertainment center that offers bowling, gaming, movies and other amenities. The Company and AWSR each invested approximately $20.0 million and each have a 50% voting interest in FE Concepts. The Company has a theater services agreement with FE Concepts under which the Company receives fees for providing film booking and equipment monitoring services for the facility. The Company recorded approximately $0.1 million of service fee revenues from FE Concepts in 2025. The Company received from FE Concepts cash distributions of $4.0 million in 2025.

Century Theatres

Our subsidiary, Century Theatres, currently leases 12 theaters from Syufy Enterprises or affiliates of Syufy Enterprises, Inc. (“Syufy”). Raymond Syufy, one of our directors, is an officer of the general partner of Syufy Enterprises, Inc. All of the leases except one have fixed minimum annual rent. The remaining lease has rent based upon a specified percentage of gross sales as defined in the lease with no minimum annual rent. For 2025, we paid approximately $22.4 million in rent to Syufy for these leases. Since 2019, we began providing digital equipment support to drive-in theaters owned by Syufy. We recorded less than $0.1 million of revenue related to these services during 2025.

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 56

GENERAL INFORMATION

Attending the Annual Meeting?

You may attend the meeting in-person at:

3800 Dallas Parkway, Plano, Texas 75093.

Voting Procedures

If you are a stockholder of record, you may vote:

•
via the Internet – Visit www.proxypush.com/cnk. Follow the instructions shown on your proxy card;
•
by telephone — Follow the instructions shown on your proxy card;
•
by mail — Complete, sign, date and return the proxy card in the postage paid envelope provided so that it is received before the Annual Meeting; or
•
in person by attending the Annual Meeting. We will pass out written ballots at the Annual Meeting and you may deliver your completed and signed proxy card in person. Submitting your proxy or voting instructions, whether by the Internet, by telephone, or by mail will not affect your right to vote in person should you decide to attend the Annual Meeting.

If you are a beneficial holder, you may vote:

•
by instructing your bank or broker — You should receive a voting instruction form from your bank or broker that you must return with your voting instructions to have your shares voted. If you have not received a voting instruction form from your bank or broker, you may contact it directly to provide instructions on how you wish to vote or
•
by attending the Annual Meeting — If you wish to vote at the Annual Meeting, you will need to obtain a voting instruction form from your broker or bank that holds your shares of record. You will need the control number printed on your voting instruction form in order to vote at the Annual Meeting.

Difference between a Stockholder of Record and a Beneficial Owner who Holds Stock in Street Name

▪
Stockholder of record: If your shares are registered in your name with our transfer agent, EQ (Equiniti Trust Company, LLC), you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to grant your proxy directly to us or to a third party or to vote at the Annual Meeting.

▪
Beneficial owners who hold stock in street name: If your shares are held by a broker or by a bank, you are considered to be a beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker or bank on how to vote and you are also invited to attend the Annual Meeting. Your broker or bank, as the record holder of your shares, may exercise discretionary authority to vote on “routine” items but may not vote on “non-routine” items without your instructions.

Your broker or bank has enclosed or provided voting instructions for you to use in directing the broker or bank on how to vote your shares. Because a beneficial owner in street name is not the stockholder of record, you may not vote these shares at the Annual Meeting unless you obtain a voting instruction form from the broker or bank that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Quorum for the Annual Meeting

A majority of our outstanding Common Stock as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Unless a quorum is present at the Annual Meeting, no action may be taken at the Annual Meeting except the adjournment thereof until a later time. Shares are counted as present at the Annual Meeting if you are present and vote at the Annual Meeting, if you vote via the Internet, by telephone, by mail

NOTICE OF 2026 ANNUAL MEETING & PROXY STATEMENT | 57

or if you are represented by proxy. Abstentions and “broker non-votes” are counted as present for the purpose of determining the presence of a quorum.

The Proxy Process

A proxy is your legal designation of another person to vote the stock you own. The person(s) that you designate to vote your shares are called proxies. Melissa Thomas and Michael Cavalier, executive officers of the Company, have been designated as proxies for the Annual Meeting. The term “proxy” also refers to the written document or “proxy card” that you sign to authorize those persons to vote your shares.

By executing the proxy card, you authorize the above-named individuals to act as your proxies to vote your shares in the manner that you specify. The proxy voting mechanism is vitally important to us. In order for us to obtain the necessary stockholder approval of items, a quorum of stockholders must be present or represented at the Annual Meeting. It is important that you attend the Annual Meeting or grant a proxy to vote your shares to assure a quorum is obtained so corporate business can be transacted. If a quorum is not obtained, we must postpone the Annual Meeting and solicit additional proxies, which is an expensive and time-consuming process.

“Routine” and “Non-Routine” Ballot Measures

Under the broker voting rules of the NYSE, the ratification of the appointment of Deloitte & Touche as the Company’s independent registered public accounting firm for 2026 (Item 3) is considered a “routine” matter. The election of directors (Item 1) and the non-binding, annual advisory vote on executive compensation (Item 2) are considered “non-routine” matters.

Broker Non-Votes and Abstentions

If you are the beneficial owner of shares and hold stock in street name, then the broker or bank, as the stockholder of record of the shares, may exercise discretionary authority to vote your shares with respect to “routine” matters but will not be permitted to vote the shares with respect to “non-routine” matters. A broker non-vote occurs when you do not provide the broker with voting instructions on “non-routine” matters for shares owned by you but held in the name of the broker. For such matters, the broker cannot vote and reports the number of such shares as “broker non-votes.”

Broker non-votes and abstentions are counted for purposes of determining a quorum. However, see below with regards to the effect of broker non-votes and abstentions on approval of specific agenda items.

Voting Requirement for Each of the Items

Approval of Item 1: Directors are elected by a plurality voting standard. The nominees who receive the highest number of affirmative votes cast by the stockholders present at the Annual Meeting or represented by proxy at the meeting and entitled to vote thereon will be elected. However, pursuant to the Corporate Governance Guidelines, in an uncontested election, any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation from the Board and all committees of the Board following certification of the results of the Annual Meeting by the Inspector of Elections. The Governance Committee (excluding the nominee in question if applicable) would then consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the resignation. Within 90 days following certification of the results of the annual meeting of stockholders, the Board will make a final determination as to whether to accept the director’s resignation. The Board’s explanation of its decision would then be promptly disclosed in a Form 8-K filed with the SEC. If a director’s resignation is rejected by the Board, the director will continue to serve for the remainder of the term for which he or she was elected and until his or her successor is duly elected, except in the event of his or her earlier death, resignation or removal. The Board believes that this voting policy promotes stability in governance by ensuring that a full slate of carefully chosen and nominated members is elected at each annual meeting of stockholders.

Under the plurality voting standard, votes marked “For” will be counted in favor of the director nominee and broker non-votes and votes withheld shall have no effect on the election of a director. However, a withheld vote could affect whether such director would be required to submit a resignation as discussed above.

Approval of Item 2: The advisory vote on executive compensation requires the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote thereon. Since this item requires the affirmative vote of the votes cast by stockholders present at the Annual Meeting or represented by proxy at the Annual Meeting and is considered a “non-routine” matter, meaning your bank, broker, trust

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or other nominee does not have discretionary authority to vote on such proposal, broker non-votes will have no effect on approval of this item. Abstentions will also have no effect on this item.

Approval of Item 3: The ratification of the appointment of Deloitte & Touche requires the affirmative vote of a majority of the votes cast by stockholders present at the Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote thereon. Because this item is considered a “routine” matter, broker non-votes do not arise as brokers and banks may exercise discretionary authority to vote your shares. Abstentions will have no effect on this item.

Changing your vote

You may revoke your proxy and change your vote at any time before the proxy has been exercised at the Annual Meeting.

If you are a stockholder of record, your proxy can be revoked in several ways:

•
by timely delivery of a written revocation to the Company Secretary;
•
by submitting another valid proxy bearing a later date; or
•
by attending the Annual Meeting and voting your shares.

If your shares are held in street name, you must contact your broker or bank to revoke your proxy. Generally, you may change your vote by submitting new voting instructions to your broker or bank, or, by attending the Annual Meeting and voting if you have obtained a voting instruction form from your broker or bank giving you the right to vote your shares.

Inspector of Election

The Company has retained a representative of BetaNXT to serve as an independent tabulator to receive and tabulate the proxies and as an independent inspector of election to certify the results.

Proxy Solicitation Costs

The Company pays for this proxy solicitation. We use Donnelley Financial Solutions, Inc. (DFIN), its agents, and brokers to distribute all proxy materials to our stockholders. We will pay them a fee and reimburse any expenses they incur in making the distribution. Proxies will be solicited on behalf of the Board by mail, telephone, other electronic means or in person. We have retained D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, to assist with the solicitation for a fee of $7,500 plus reasonable out-of-pocket expenses.

Obtaining Company Material

You can visit our website at https://ir.cinemark.com for free access to our corporate governance documents and our filings with the SEC, including our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and all amendments to these reports. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding registrants. The address of the website is www.sec.gov.

Stockholders may receive a copy of the Company’s 2025 Annual Report on Form 10-K at no charge by sending a written request to Michael Cavalier, Company Secretary at Cinemark Holdings, Inc., 3900 Dallas Parkway, Plano, Texas 75093.

DEADLINE FOR STOCKHOLDER PROPOSALS AND STOCKHOLDER DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING

Stockholder proposals: Stockholder proposals, other than director nominations, requested to be included in the proxy statement for our 2027 annual meeting, must be received no later than the close of business on December 2, 2026, and comply with Rule 14a-8 under the Exchange Act. Stockholder proposals for consideration at the 2027 annual meeting, but not for inclusion in the proxy materials, must be in writing, received by the Company’s Secretary at our principal executive offices at 3900 Dallas Parkway, Plano, Texas 75093, no earlier than the opening of business on January 14, 2027, and no later than the close of business on February 13, 2027, submitted by a shareholder of record, and must set forth the information required by the Company’s by-laws.

Stockholder Director Nominations: Under the Company’s by-laws, notice by stockholders who intend to nominate directors at the 2027 annual meeting of stockholders must be in writing and received by the Company’s Secretary at our principal executive offices at 3900 Dallas Parkway, Plano, Texas 75093, no earlier than the opening of business on January 14,

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2027, and no later than the close of business on February 13, 2027. Notice of director nominations must be submitted by a stockholder of record and must set forth the information required by the Company’s by-laws. If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2027 annual meeting of stockholders must provide timely notice by the same deadline noted in the preceding paragraph for the submission of nominations. Such notice must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

Solicitation of Proxies for 2027 Annual Meeting of Stockholders

We intend to file a proxy statement and white proxy card with the SEC in connection with our solicitation of proxies for our 2027 annual meeting of shareholders. Shareholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

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ADDITIONAL INFORMATION

Stockholders Sharing a Common Address

If you and other residents at your mailing address own Common Stock in street name, your broker or bank may have sent you a notice that your household will receive only one proxy statement for each company in which you hold stock through that broker or bank. Nevertheless, each stockholder will receive a separate proxy card. This practice, known as “householding,” is designed to reduce the Company’s printing and postage costs. If you did not respond that you did not want to participate in householding, the broker or bank will assume that you have consented and will send one copy of our proxy statement to your address. You may revoke your consent to householding by contacting your broker or bank, if you hold Common Stock in street name, or the Company’s Secretary, if you are the registered holder of the Common Stock. The revocation of your consent to householding will be effective 30 days following its receipt. Upon written or oral request to the Company’s Secretary at the address or telephone number provided above, the Company will deliver promptly a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered. By written or oral request to the same address (i) a stockholder may direct a notification to the Company that the stockholder wishes to receive a separate annual report or proxy statement in the future or (ii) stockholders who are sharing an address and who are receiving delivery of multiple copies of the Company’s annual reports or proxy statements can request delivery of only a single copy of these documents to their shared address.

Incorporation by Reference

The material under the headings “Compensation Committee Report,” “Audit Committee Report” and the disclosure regarding independence of the members of the Audit Committee shall not be deemed to be “filed” with the SEC nor deemed incorporated into any future filing with the SEC, except to the extent that we specifically incorporate it by reference into the filing.

Other Matters

The Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the Board. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

AVAILABILITY OF REPORT ON FORM 10-K

A free copy of the 2025 Annual Report Form 10-K may be obtained at the website maintained by the SEC at www.sec.gov or by visiting our website at https://ir.cinemark.com/ and clicking on the “SEC Filings” tab. Upon your written request, we will provide to you a complimentary copy of our 2025 Annual Report on Form 10-K (without exhibits) as filed with the SEC. Your request should be mailed to the Company’s offices, addressed as follows: Cinemark Holdings, Inc., Attention: Company Secretary, 3900 Dallas Parkway, Plano, Texas 75093.

Cinemark Holdings, Inc.

3900 Dallas Parkway

Plano, Texas 75093

April 1, 2026

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ANNEX A: SUPPLEMENTAL FINANCIAL INFORMATION

NON-GAAP MEASURES

Reconciliation of Adjusted EBITDA

(unaudited, in millions)

	Year Ended December 31,
	2025	2024	2023
Net income	$141.5	$312.9	$191.5
Add (deduct):
Income tax expense (benefit)	12.4	(60.1)	29.9
Interest expense (a)	142.3	144.0	150.4
Other income, net (b)	(3.8)	(44.4)	(19.6)
Cash distributions from equity investees (c)	8.9	9.3	5.7
Depreciation and amortization	201.9	197.5	209.5
Impairment of long-lived and other assets	6.5	1.5	16.6
Loss (gain) on disposal of assets and other	2.1	1.6	(7.7)
Loss on debt amendments and extinguishments	1.5	6.9	10.7
Loss on warrants	39.3	—	—
Non-cash rent expense	(11.2)	(12.5)	(17.9)
Share-based awards compensation expense (d)	36.5	33.5	25.0
Adjusted EBITDA	$577.9	$590.2	$594.1

(a)
Includes amortization of debt issuance costs, amortization of original issue discount and amortization of accumulated gains (losses) for amended swap agreements.
(b)
Includes interest income, foreign currency exchange and other related loss, interest expense - NCM, equity in income of affiliates, net (loss) gain on investment in NCMI and distributions form NCMI/NCM.
(c)
Reflects cash distributions received from equity investees that were recorded as a reduction of the respective investment balances. These distributions are reported entirely within the U.S. operating segment.
(d)
Non-cash expense included in general and administrative expenses.

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CINEMARK TM P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Cinemark Holdings, Inc. Annual Meeting of Stockholders For Stockholders of Record as of March 19, 2026 Thursday, May 14, 2026 8:30 AM, Central Daylight Time Cinemark West Plano & XD Theater 3800 Dallas Parkway, Plano, Texas 75093 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 8:30 AM, Central Daylight Time, May 14, 2026. Internet: www.proxypush.com/CNK Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-503-2691 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided This proxy is being solicited on behalf of the Board of Directors. The undersigned hereby appoints Melissa Thomas and Michael Cavalier (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Cinemark Holdings, Inc. that the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE), but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

CINEMARK TM Cinemark Holdings, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL 1. Election of Class I directors, each for a term that expires in 2029. 1.01 Nancy Loewe 1.02 Steven Rosenberg 1.03 Enrique Senior 1.04 Nina Vaca 2 Advisory vote to approve compensation of named executive officers. 3. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. YOUR VOTE BOARD OF DIRECTORS RECOMMENDS FOR WITHHOLD FOR AGAINST ABSTAIN Check here if you would like to attend the meeting in person. P6 P7 FOR WITHHOLD P2 P3 P4 P5 P6 P7 AGAINST Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date